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                                                                   EXHIBIT 10.14



                       SUGAR CREEK NATIONAL BANK BUILDING

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                                                 LEASE AGREEMENT

                                                 SUGAR CREEK NATIONAL BANK BUILDING

                                                 THE STATE OF TEXAS)
                                                 COUNTY OF FORT BEND)

                                                 This Lease, made and entered into on the 7th day of August, 1992, by and between SUSAN LAND PLAZA BUILDING CORPORATION, a Texas Corporation, (the
                                                 "Landlord") and MEDICAL SOLUTIONS, INC., (the "Tenant");

                                                 WITNESSETH:

                                                       In consideration of the mutual covenants set forth herein, Landlord and
                                                 Tenant hereby agree as follows:

                                       PREMISES        1.   Landlord hereby leases to Tenant and Tenant hereby leases from
                                                 Landlord for the rental and on the terms and conditions hereinafter set forth
                                                 7,929 square feet of Rentable Area (defined in Paragraph 7) in the SUGAR
                                                 CREEK NATIONAL BANK BUILDING which shall include all improvements (the
                                                 "Building") on land located in Sugar Land, Fort Bend County, Texas, (the
                                                 "Land") which land is more particularly described in Exhibit A hereto, which space (the "Premises"), less the common areas described in Paragraph 7 below included within the Rentable Area for the Premises) is designated by the area outlined in red on Exhibit B hereto.  The Premises includes space between the top surface of the floor slab of the area outlined and finished surface of the ceiling immediately above and all Tenant Improvements (defined in
                                                 Paragraph 10) constructed within this space.

                                     AUTHORIZED        2.   Tenant shall have the right to occupy and use the Premises for
                                            USE  general business office purposes, or any other related use which may be deemed proper by the Landlord.

                                           TERM        3.   Subject to and upon the terms and conditions set forth in the
                                                 Lease, this Lease shall be in force for a term (the "Term") of three (3)
                 (1) Tenant shall be entitled    years beginning on the 15th day of September, 1992 (the "Commencement Date")
                 to One (1) Renewal Option for   and ending on the 30th day of September, 1995. (1)
                 Three (3) additional years at
                 Market Rates and the Right of
                 First Refusal to immediately
                 adjacent Space on the eighth
                 floor.

                                           RENT        4.   Tenant shall pay to Landlord as rent (the "Rent") for the initial month beginning on the 1st DAY OF OCTOBER, 1992 and each month thereafter during the Term the sum of EIGHT THOUSAND NINE HUNDRED TWENTY AND 12/100
                                                 ($8,920.12) per month, subject to adjustment as hereinafter provided.

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                 ADJUSTMENT                            5.   In the event that the Operating Expenses (defined in Paragraph 8)
                 OF RENT                         during any Operating Period (an Operating Period being defined as each six
                                                 (6) calendar months beginning January I and ending June 30 and beginning July
                                                 1 and ending December 31 of each year during the Term, the first Operating
                                                 Period for purposes of this Lease beginning on the January 1 or July 1
                 (1) 1992 Base Year              immediately preceding the Commencement Date) shall exceed, on an annualized basis, $ (1) per year per square foot of Rentable Area of the Building,
                                                 Tenant shall pay to Landlord, as additional rent for the Operating Period or
                                                 Periods, the amount of such excess multiplied by the number of square feet of
                                                 Rentable Area of the Premises, as set forth in Paragraph 1. For all calculations pursuant to the provisions of this Lease, the Rentable Area of the Building shall be deemed to be 196,690 square feet.  If the Term commences or expires on other than the beginning date of any Operating
                                                 Period, the amount of additional rent shall be reduced in proportion to the number of days of any such Operating Period not included within the Term.

                                                       Landlord shall have the right to collect monthly from Tenant the escalations owed or to be owed by Tenant under this paragraph, said monthly payments to be in such amounts as are estimated by Landlord in its sole discretion.  The monthly payment shall be due and payable at the same time as the Rent provided for in Paragraph 4 is due and payable.  Landlord shall, within the period of one hundred twenty (120) days after the close of any such Operating Period for which additional rent may be due under the provisions of this paragraph, give written notice thereof to Tenant, which notice shall also contain or be accompanied by a statement of the Operating
                                                 Expenses during such Operating Period, and by a computation of such additional rent.  Failure of Landlord to give Tenant said notice within said time period shall not be a waiver of Landlord's right to collect said additional rent.  When the Landlord presents Tenant with a statement of amounts due by Tenant for any escalation set out in this paragraph, Tenant shall pay Landlord the difference between its proportionate share of said escalation and the amount of monthly payments made by Tenant attributable to said escalation, or Tenant shall receive a credit therefor if said escalation is less than the amount of monthly payments collected by Landlord attributable to said escalation, said credit to be applied to future monthly payments attributable to future escalations.

                 PAYMENT                               6.   On or before the first day of each calendar month during the Term
                 OF RENT                         hereof, Tenant shall pay to Landlord for such month the Rent then in effect.
                                                 All such payments shall be paid to Landlord in lawful money of the United
                                                 States of America at the address of Landlord shown herein or to such other party or to such other place as Landlord may designate from time to time in a written notice to Tenant.  If this Lease commences or terminates on any day other than the first or last day of a .calendar month, the Rent due hereunder shall be prorated except as otherwise provided in this Lease.

                 RENTABLE                              7.   The Rentable Area for a full floor of the Building shall be the
                     AREA                        area bounded by the exterior Building walls (measured to the interior surface of the glass windows on such floors that do not have balconies, and on such floors that have balconies, to the interior surface of the balcony wall), including the area used for elevator lobbies, corridors, special stairways, restrooms, atriums, mechanical rooms, telephone closets, and the structural columns of the Building and all vertical penetrations for the special use of
                                                 Tenant but excluding the area used for Building stairs, vertical ducts, elevator shafts, flues, vents, stacks, and pipe shafts; and with respect to the second floor of the Building, one-half ( 1/2) of the Bank Atrium footage
                                                 (deemed to be 2,200 square feet).  The Rentable Area for the





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                                                 Premises shall be the total Rentable Area calculated for the floor or floors to be occupied by Tenant; or where only a portion of a floor is to be occupied, the Rentable Area for the Premises shall be the area calculated within the boundaries defined by any exterior Building walls bounding the
                                                 Premises (measured to the interior surface of the glass windows or the interior surface of the balcony wall, as the case may be), the center line of any common walls separating the Premises from area leased or to be leased to other tenants and the exterior of any walls separating the Premises from any public corridors or other public or common areas on such floors plus a pro rata portion of the area used for elevator lobbies, corridors, rest rooms, atriums, mechanical rooms and telephone closets.

                 OPERATING                             8.   "Operating Expenses," as used in this Lease, refers to the
                  EXPENSES                       aggregate of all expenses, costs and disbursements of every kind and nature relating to or incurred or paid during any Operating Period in connection with the ownership, operation and maintenance of the Building, Land, equipment, fixtures, and facilities used in connection therewith, including, but not limited to wages and salaries of all employees directly engaged in the operation, maintenance or security of the Building and Land, including taxes, insurance and benefits relating thereto; the cost of all labor, supplies, materials and tools used in the operation and maintenance of the
                                                 Building and Land; management fees (not exceeding the industry standard of similar buildings in Harris County, Texas); the cost of all accounting expenses incurred in connection with the ownership and operation of the
                                                 Building and Land; the cost of all utilities for the Building and Land, including, but not limited to, the cost of water and sewer services and power for heating, lighting, air conditioning and ventilating; the cost of all maintenance and service agreements for the Building, Land and equipment therein or thereon, including, but not limited to, security service, window cleaning, elevator maintenance and janitorial service; the cost of all insurance relating to the Building and Land, including, but not limited to, the cost of casualty, rental abatement and liability insurance applicable to the Building, Land and Landlord's personal property used in connection therewith; Taxes (defined in Paragraph 9); the cost of all license and permit fees; the cost of repairs, refurbishing, restoration and general maintenance;
                                                 a reasonable amortization charge on account of any capital expenditure incurred (i) to comply with any governmental rule, regulation, law or otherwise, or (ii) to effect a reduction in the Operating Expenses of the
                                                 Building or Land; and, all other items constituting operating and maintenance costs in connection with the Building and Land according to generally accepted accounting principles.  Except as specifically provided in the immediately preceding sentence, Operating Expenses shall not include the following: (i) depreciation, (ii) leasing commissions, (iii) repairs and restorations paid for by the proceeds of any insurance policy or (iv)
                                                 construction of improvements of a capital nature, (v) ground rent, (vi)
                                                 income and franchise taxes other than that portion, if any, of income and franchise taxes which may hereafter be assessed and paid in lieu of or as a substitute in whole or in part for Taxes.  If less than 95% of the Rentable
                                                 Area of the Building is actually occupied during any Operating Period,
                                                 Operating Expenses shall be the amount that such Operating Expenses would have been for such Operating Period had 95% of the Rentable Area of the
                                                 Building been occupied during all such Operating Period, as determined by
                                                 Landlord.  Tenant, at its cost, shall have the right to inspect, in
                                                 Landlord's offices, during Landlord's usual business hours, within the sixty
                                                 (60)-day period following delivery of the statement referred to in
                                                 Paragraph 5 herein, Landlord's records of the Operating Expenses referred to in such statement.  If within such sixty (60)-day period neither party hereto delivers to the other party a notice referring in reasonable





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                                                 detail to one or more errors in such statement, it shall be deemed conclusively that the information set forth in such statement is correct.

                        TAXES                          9.   Where used in this Lease, the term "Taxes" means all ad valorem taxes, personal property taxes, and all other taxes, assessments, use and occupancy taxes, transit taxes, water and sewer charges, excises, levies, license and permit fees and all other similar charges, if any, which are levied, assessed, or imposed upon or become due and payable in connection with, or a lien upon, the Land, the Building or facilities used in connection therewith, and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments, or other charges included in this definition of Taxes; provided, however, Taxes shall not include the portion, if any, of ad valorem taxes against the Premises that is paid by tenants as a separate charge pursuant to Paragraph 19 of this
                                                 Lease.

                       TENANT                          10.  The Premises shall be deemed ready for occupancy when offered by
                 IMPROVEMENTS                    Landlord to Tenant with doors, floor coverings, ceilings, walls, window coverings, lighting, heating, cooling, ventilating, water, electrical and other interior treatments, fittings, furnishings and fixtures ("Tenant
                                                 Improvements") substantially completed and accepted by Tenant; Landlord and
                                                 Tenant have agreed upon the various "Building Standard Improvements" (defined in Exhibit C) and any other special additional improvements ("Special Tenant
                                                 Improvements"), which shall be required.  All such Tenant Improvements shall be fully described by approved plans and specifications prepared pursuant to a separate written agreement ("Work Letter Agreement") signed by Landlord and
                                                 Tenant.  Upon Tenant's taking possession, the Premises, including any Tenant
                                                 Improvements to be completed by Landlord, shall be deemed satisfactorily completed unless otherwise expressly agreed in writing by both parties.

                   COMPLETION                          11.  If the Premises are not ready for occupancy by the Commencement
                    OF TENANT                    Date because Tenant Improvements have not been completed, the obligations of
                 IMPROVEMENTS                    Landlord and Tenant under this Lease shall nevertheless continue in full
                          AND                    force and effect and the Rent shall commence on the earlier of (i) the
                 COMMENCEMENT                    Commencement Date if occupancy is delayed due to Tenant's failure to furnish
                      OF RENT                    information or complete work which Tenant has agreed to provide within the time agreed upon in the Work Letter Agreement and/or if delay of occupancy is occasioned by special orders from Tenant, or (ii) the date the Premises are ready for occupancy if the delay is due to Landlord's failure to complete work which Landlord has agreed to provide under the terms of the Work Letter
                                                 Agreement and, in such event, abatement of Rent shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy at the Commencement
                                                 Date.
                 MAINTENANCE                           12.  Landlord shall provide all normal maintenance and repair of the
                  AND REPAIR                     exterior and the structural portions of the Building and common areas, such as lobbies, stairs, corridors, rest rooms, roof, elevators, escalators, and shall provide painting of partitions and refinishing of doors in the Premises included in the Building Standard Improvements at times when the Landlord, in its discretion, deems it appropriate for the continued use and enjoyment of the Premises.  Landlord shall not have any obligation to maintain, repair, or replace any Tenant Improvements, except the portions thereof included in
                                                 Building Standard Improvements.  Except to the extent that Landlord is obligated to furnish maintenance, repair and painting of portions of the
                                                 Premises pursuant to this Paragraph and to repair damage by fire or other casualty pursuant to Paragraph 22,





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                                                 Tenant, at its sole cost, shall maintain and repair the Premises and otherwise keep the Premises in good order and repair, but all workmen, artisans and contractors employed for such purposes shall be obtained through or specifically approved by Landlord prior to the commencement of any work on the Premises.

                 LANDLORD'S                            13.  Landlord, at its cost, shall furnish the Premises with (i) cleaning
                   SERVICES                      and janitorial services (defined in Exhibit D), (ii) hot and cold domestic water at those points of supply provided for general use of other tenants in the building and electricity ( 110 volt current) for normal office uses,
                                                 (iii) elevator service at the times and frequency required, in Landlord's judgment, for normal business use of the Premises by Tenant pursuant hereto,
                                                 (iv) lamp and ballast replacement for light fixtures included in Building
                                                 Standard Improvements, (v) heating, ventilating, and air conditioning service between 7:00 o'clock a.m. and 7:00 o'clock p.m. on Monday through Friday, and between 7:00 o'clock a.m. and 1:00 o'clock p.m. on Saturday, except on New
                                                 Year's Day, Memorial-Day, July 4, Labor Day, Thanksgiving Day, Christmas Day
                                                 and other holidays ("Holidays") observed from time to time by tenants occupying a majority of the Rentable Area in the Building; however, in the event applicable governmental laws, edicts, etc. cause normal hours to be modified (e.g., Federal Energy Plan), then such heating, ventilating and air conditioning service shall be changed to be in compliance with such promulgations.  Landlord shall furnish heating, ventilating and air conditioning and cooling service on days and at times other than those referred to in subsection (v) above provided Tenant requests such service a reasonable time in advance and agrees in writing to bear all core to Landlord thereof.  Landlord shall not be liable for any damages, directly or indirectly, resulting from, nor shall any Rent be abated by reason of, the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or failure to furnish or delay in furnishing any such service when such failure or delay is caused by accident or any other occurrence or condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the
                                                 Premises or to the Building.  The failure to furnish any of such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of its obligations under this Lease unless such failure substantially handicaps, impedes or impairs the normal use of the Premises by Tenant for the purposes authorized in this Lease and unless within a reasonable time after delivery to Landlord by Tenant of a written notice setting forth in reasonable detail a description of the services not so furnished, Landlord fails to commence curing any such failure or thereafter fails to continue the curing thereof with appropriate diligence and speed under the circumstances until cured.

                 PROHIBITED                            14. Tenant shall not use or permit any other party to use all or any
                        USE                      part of the premises for any purpose whatsoever not authorized in Paragraph 2 of this Lease.  Tenant shall not do or permit anything to be done in or about the Building nor bring or keep or permit anything to be brought to or kept therein, which is prohibited by or which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or which will in any way increase the existing rate of or affect any fire or other insurance which Landlord carries upon the
                                                 Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents.
                                                 Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them or use or allow the Premises to be


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                                                 used for any unlawful or objectionable purpose.  Tenant shall not cause, maintain or permit any nuisance in, on, or about the Premises or Building or commit or suffer to be committed any waste to, in, on or about the Premises or Building.

                   RULES AND                           15.  Tenant shall perform and comply with the Rules and Regulations of
                 REGULATIONS                     the Building set out in Exhibit E and, upon written notice thereof, all other
                 OF BUILDING                     rules and regulations with respect to safety care, cleanliness, and preservation of good order in the Building that may be established from time to time by Landlord for tenants of the Building.  Landlord shall not have any liability to Tenant for any failure of any other tenants of the Building to comply with such Rules and Regulations.

                  COMPLIANCE                           16.  Tenant shall, at its sole cost and expense, promptly comply with
                   WITH LAWS                     all laws, statutes, ordinances and governmental rules, regulations or
                   AND OTHER                     requirements now in force or which may hereafter be in force, with the
                 REGULATIONS                     requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with any directive or occupancy certificate issued pursuant to any law by any public officer or officers insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not resulting from Special
                                                 Tenant Improvements or acts of Tenant.

                   ALTERATIONS                         17.  Tenant shall not make any alterations or additions to the Tenant
                 AND ADDITIONS                   Improvements, Premises or Building, except with the prior written consent of the Landlord.  All Tenant Improvements, alterations and additions to the
                                                 Tenant Improvements, to the Premises and to the Building shall be the property of the Landlord and shall not be removed by Tenant either during or after the end of the Term without the express written approval of Landlord.
                                                 Tenant shall not be entitled to any reimbursement or compensation resulting from its payment of the cost of constructing all or any portion of the Tenant
                                                 Improvements or any alterations or additions thereto unless otherwise expressly agreed by Landlord in writing.  Tenant shall not permit any mechanics', materialmen's or other liens to be fixed or placed against the
                                                 Premises or the Building or the Land and agrees immediately to discharge
                                                 (either by payment or by filing of the necessary bond, or otherwise) any mechanics', materialmen's or other lien which is allegedly fixed or placed against any of the foregoing.

                      TENANT'S                         18.  Except for desk or table mounted typewriters, adding machines,
                     EQUIPMENT                   office calculators, dictation equipment and other similar office equipment,
                           AND                   Tenant shall not install within the Premises any fixtures, equipment,
                 INSTALLATIONS                   facilities, or other improvements until the plans therefor have been approved by Landlord and shall not, without the specific written consent of Landlord and Tenant's written agreement to pay additional costs, install or maintain any apparatus or devices within the Premises which will increase the usage of electrical power, water or gas for the Premises to an amount greater than would be normally required for general office use.

                     TAXES ON                          19.  Tenant shall pay all ad valorem and similar taxes or assessments
                   PERSONALTY                    levied upon or applicable to all equipment, fixtures, furniture, and other
                   AND TENANT                    property placed by Tenant in the Premises and all license and other fees or
                 IMPROVEMENTS                    charges imposed on the business conducted by Tenant on the Premises.  If the
                                                 Tenant Improvements do not consist entirely of Building Standard Improvements and Landlord shall be required to pay a higher ad valorem tax with respect to the Building than would have been payable had the Tenant Improvements consisted entirely of Building Standard Improvements, Tenant shall pay to
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                                                 demand, the amount by which the ad valorem taxes payable by Landlord with respect to the Building for the tax period exceed the amount of ad valorem taxes that otherwise would have been payable by Landlord.

                    LANDLORD'S                         20.  Landlord shall have the right, at all reasonable times during the
                        ACCESS                   Term, to enter the Premises and to inspect the condition thereof, to show the
                                                 Premises to prospective new tenants, to determine if Tenant is performing its obligations under this Lease, and to perform the services or to make the repairs and restoration that Landlord is obligated or elects to perform or furnish under this Lease, to make repairs to adjoining space, to cure any defaults of Tenant hereunder that Landlord elects to cure, and to remove from the Premises any improvements thereto or property placed herein in violation of this Lease.

                     INSURANCE                         21.  Landlord shall maintain, during the Term of this Lease fire and extended coverage insurance ("Insurance") insuring the Building and Premises, but excluding Tenant's goods, furniture or property of Tenant's Improvements not consisting wholly of Building Standard Improvements placed in the
                                                 Premises, against damage or loss from fire or other casualty normally insured against under the terms of standard policies of fire and extended coverage insurance.  Tenant shall be responsible for providing, at Tenant's own expense, all insurance coverage necessary for the protection against loss or damage from fire or other casualty of Tenant's goods, furniture, Tenant's
                                                 Improvements not consisting wholly of Building Standard Improvements, or other property placed in the Premises.

                 FIRE OR OTHER                         22.  If the Premises or the Building is damaged or destroyed, in whole
                      CASUALTY                   or in part, by fire or other casualty at any time during the Term, and if, after such damage or destruction, Tenant is not able to use the portion of the Premises not damaged or destroyed to substantially the same extent and for substantially the same purpose as Tenant used the Premises prior thereto, then unless such damage or destruction is the result of the negligence or willful misconduct of Tenant, within thirty (30) days after delivery to
                                                 Landlord by Tenant of a written notice describing in reasonable detail such damage or destruction, Landlord shall give Tenant a written notice setting forth Landlord's election, either to (i) terminate this Lease, or (ii)
                                                 restore or replace the damaged or destroyed portion to substantially the same condition that existed immediately prior to such damage or destruction.  If
                                                 Landlord does not elect to proceed under the foregoing subsection (ii), it shall be deemed that it has elected to terminate this Lease pursuant to the foregoing subsection (i).  If such damage or destruction occurs, then, unless such damage or destruction is the result of the negligence or willful misconduct of Tenant, the Rent shall be abated for the period and proportionately to the extent that after such damage or destruction Tenant is not able to use the portion of the Premises damaged or destroyed to substantially the same extent and for substantially the same purposes as
                                                 Tenant used the Premises prior thereto.  If Landlord elects to restore or replace the damaged or destroyed portions of the Premises or Building, this
                                                 Lease shall continue in full force and effect in accordance with the terms.
                                                 hereof except for the rent abatement referred to above (if applicable) and except that the Term shall be extended by a length of time equal to the period beginning on the date of such damage or destruction and ending upon completion of such restoration or replacement.  If Landlord elects to restore or replace the damaged or destroyed portions of the Premises or Building, such restoration or replacement shall be made within a reasonable 90 days or less time subject to delays arising from Acts of God, shortages of labor or materials, war, or other similar or dissimilar conditions or events beyond
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                                                 Landlord elects to terminate this Lease, this Lease shall terminate on the last day of the month next following the end of the thirty (30)-day period referred to above.

                    WAIVER                             23.  Anything in this Lease to the contrary notwithstanding, each party
                        OF                       hereto releases and waives all claims, rights of recovery, and causes of
                    CLAIMS                       action that either such party or any party claiming by, through, or under such party by subrogation or otherwise may now or hereafter have against the other party or any of the other party's directors, officers, partners, employees, or agents for any loss or damage that may occur to the Building,
                                                 Premises, Tenant Improvements, or any of the contents of any of the foregoing by reason of fire, Act of God, the elements, or any other cause, excluding gross negligence or willful misconduct but including negligence of the parties hereto or their directors, officers, partners, employees, or agents that could have been insured against under the terms of standard fire and extended coverage insurance policies.  Landlord shall not be liable to Tenant for any inconvenience or loss to Tenant in connection with any of the repair, maintenance, damages, destruction, restoration, or replacement referred to in this Lease.  Landlord shall not be obligated to insure any of the Tenant
                                                 Improvements not consisting wholly of Building Standard Improvements or any of Tenant's goods, furniture, or other property placed in or incorporated in the Building and, except with respect to the portion of the Tenant
                                                 Improvements that Landlord is expressly obligated to repair, maintain or replace pursuant to the provisions of Paragraph 12 hereof, Landlord shall not be obligated to repair, maintain, restore, or replace or otherwise be liable for any damage to or destruction of any of the foregoing.

                 INDEMNITY                             24.  Except for the claims, rights of recovery and causes of action that
                                                 Landlord has released and waived pursuant to Paragraph 23 hereof, Tenant shall indemnify and hold harmless Landlord and Landlord's agents, directors, officers, partners, employees, invitees, and contractors, from all claims, losses, costs damages, or expenses (including, but not limited to, attorneys'
                                                 fees) resulting or arising from any and all injuries to, including death of, any person or damage to any property, caused by any act, omission, or neglect of Tenant or Tenant's directors, officers, employees, agents, invitees, or guests, or any parties contracting with Tenant relating to the Premises.
                                                 Landlord shall not be liable for any damage of any kind or for any damage to property, death or injury to persons from any cause whatsoever by reason of the use and occupancy of the Building by Tenant.  Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord or
                                                 Landlord's directors, officers, partners, employees, or agents for any damage or loss of any kind, for direct damages, consequential damages, loss of profits, business interruption, and for any damage to property, death or injury to persons from any cause whatsoever, including, but not limited to, acts of other tenants, vandalism, loss of trade secrets or other confidential information, any damage, loss or injury caused by a defect in the Premises or the Building, pipes, air conditioning, heating, plumbing, or by water leakage of any kind from the roof, walls, windows, or other portion of the Premises or the Building, or caused by electricity, gas, oil, fire or any other cause in, on, or about the Premises, Building, or Land or any part thereof, unless caused solely by the willful misconduct or negligence of Landlord.  During the term of this Lease, Tenant, at its sole cost, shall obtain and maintain with insurance companies approved by Landlord, comprehensive public liability insurance including property damage insuring Tenant, Landlord and Landlord's designees, if any, against liability for injury to persons or property occurring in or about the Premises or arising out of the ownership, maintenance, use or occupancy thereof The liability under such





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                                                 insurance shall not be less than $500,000.00 for any one person injured and/or killed and not less 100,000.00 for any one accident and not less than
                                                 $100,000.00 for personal property damage per accident, all such amounts to be increased if, in the reasonable judgment of Landlord, any such increase is necessary for Landlord's protection. A certificate of such insurance shall be furnished to Landlord, and such policy shall provide that it may not be altered or cancelled without ten (10) days' notice being first given to
                                                 Landlord.

                 NON-WAIVER                            25.  No consent or waiver, express or implied, by Landlord to or of any breach in the performance or observance by Tenant of any of its obligations under this Lease shall be construed as or constitute a consent or waiver to or of any other breach in the performance or observance by Tenant of such obligation or any other obligations of Tenant.  Neither the acceptance by
                                                 Landlord of any Rent or other payment hereunder, whether or not any default hereunder by Tenant is then known to Landlord, nor any custom or practice followed in connection with this Lease shall constitute a waiver of any of
                                                 Tenant's obligations under this Lease.  Failure by Landlord to complain of any action or non-action on the part of Tenant or to declare Tenant in default, irrespective of how long such failure may continue, shall not be deemed to be a waiver by Landlord of any of its rights hereunder.  Time is of the essence with respect to the performance of every obligation of Tenant under this Lease in which time of performance is a factor.  Except where expressly provided herein to the contrary, all Rent and other amounts payable by Tenant under this Lease shall be paid without abatement, offset, counterclaim, or diminution to any extent whatsoever.  Except for the execution and delivery of a written agreement expressly accepting surrender of the Premises, no act taken or failed to be taken by Landlord shall be deemed an acceptance of surrender of the Premises.

                      QUIET                            26.  Provided Tenant has performed all its obligations under this Lease,
                 POSSESSION                      including, but not limited to, the payment of Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, subject to the provisions and conditions set forth in this Lease.

                    NOTICES                            27.  Each Notice required or permitted to be given hereunder by one party to the other shall be in writing, with a statement therein to the effect that notice is given pursuant to this Lease, and the same shall be given and shall be deemed to have been delivered, served and given if placed in the United States mail, postage prepaid, by United States registered or certified mail, return receipt requested, addressed to such party at the address provided for such party herein.  Any notices to the Landlord shall be addressed and given to Landlord as follows:

                                                            SUGAR LAND PLAZA BUILDING CORPORATION
                                                            Sugar Creek Boulevard at Southwest Freeway
                                                            Sugar Land, Texas 77478

                                                       Prior to the Commencement Date, the address for notices to Tenant shall be the address set forth for Tenant on the signature page of this Lease;
                                                 after the Commencement Date, the address for Tenant shall be the Premises.
                                                 The address stated above shall be effective for all notices to the respective parties until written notice of a change in address is given pursuant to the provisions hereof.






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                 LANDLORD'S                            28.  If Landlord fails to perform any of its obligations under this
                    FAILURE                      Lease, Landlord shall not be in default hereunder and Tenant shall not have
                 TO PERFORM                      any rights or remedies growing out of such failure, unless Tenant gives
                                                 Landlord written notice thereof setting forth in reasonable detail the nature and extent of such failure and such failure by Landlord is not cured within the thirty (30)-day period following delivery of such notice or such longer period therefor provided elsewhere in this Lease.  If such failure cannot reasonably be cured within such thirty (30)-day period, the length of such period shall be extended for the period reasonably required therefor if
                                                 Landlord commences curing such failure within such thirty (30)-day period and continues the curing thereof with reasonable diligence and continuity.

                    TENANT'S                           29. If Tenant fails to perform any one or more of its obligations
                     FAILURE                     hereunder, in addition to the other rights of Landlord hereunder, Landlord
                  TO PERFORM                     shall have the right, but not the obligation, to perform all or any part of such obligations of Tenant.  Upon receipt of a demand therefor from Landlord,
                                                 Tenant shall reimburse Landlord for (i) the cost to Landlord of performing such obligations and a reasonable profit and overhead, plus (ii) interest thereon at the then maximum legal rate from the date of demand.  If the obligation so performed by Landlord involves any repair or maintenance or the removing by Landlord of any improvements to or use of the Premises not authorized by this Lease, such reasonable profit and overhead shall be ten percent (10%) of the cost to Landlord of performing such obligation.

                      ACT OF                           30.  The term "Act of Default" refers to the occurrence of any one or
                     DEFAULT                     more of the following: (i) failure of Tenant to pay when due any Rent or other amount required to be paid under this Lease; or (ii) failure of Tenant after thirty (30) days written notice from Landlord of Tenant's default in the performance of any of Tenant's obligations, covenants or agreements under this Lease, to do, observe, keep and perform with diligence and continuity any of such obligations, covenants, or agreements; or (iii) the adjudication of Tenant to be a bankrupt; or (iv) the filing by Tenant of a voluntary petition in bankruptcy, receivership, or other related or similar proceedings; or (v) the making by Tenant of a general assignment for the benefit of its creditors; or (vi) the appointment of a receiver of Tenant's interests in the Premises in any action, suit or proceeding by or against
                                                 Tenant's interest in the Premises or by or against Tenant; or (vii) any other voluntary or involuntary proceedings instituted by or against Tenant under any bankruptcy or similar laws, unless the occurrence of any such involuntary receivership or proceeding is cured by the same being dismissed or stayed within sixty (60) days thereafter; or (viii) the failure of Tenant to discharge any judgment against Tenant within sixty (60) days after such judgment becomes final; or (ix) the sale or attempted sale under execution or other legal process of the interest of Tenant in the Premises, or (x)
                                                 abandonment of the Premises for any period of time consisting of thirty (30)
                                                 consecutive days.

                 RIGHTS UPON                           31.  If an Act of Default occurs, Landlord at any time thereafter prior
                     DEFAULT                     to the curing of such Act of Default and without waiving any other rights herein available to Landlord at law or in equity, may either terminate this
                                                 Lease or terminate Tenant's right to possession without terminating the
                                                 Lease, whichever Landlord elects.  In either event, Landlord may, without additional notice and without court proceedings, reenter and repossess the
                                                 Premises, and remove all persons and property therefrom using such force as may be necessary, and Tenant hereby waives any claim arising by reason thereof or by reason of issuance of any





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                                                 distress warrant and agrees to hold Landlord harmless from any such claims.
                                                 If Landlord elects to terminate this Lease, it may treat the Act of Default as an entire breach of this Lease and Tenant immediately shall become liable to Landlord for damages for the entire breach in an amount equal to the amount by which (i) the total Rent (being the Rent set forth in Paragraph 4 hereof as adjusted pursuant to Paragraph 5 hereof for any increase and estimated increase in Operating Expenses which would be payable by Tenant during the unexpired balance of the Term) and all other payments due for the balance of the Term is in excess of (ii) the fair market rental value of the
                                                 Premises for the balance of the Term as of the time of default, both discounted at the rate of 6% per annum to the then present value.  If
                                                 Landlord elects to terminate Tenant's right to possession of the Premises without terminating the Lease, Landlord may rent the Premises or any part thereof for the account of Tenant to any person or persons for such rent and for such terms and other conditions as Landlord deems practical, and Tenant shall be liable to Landlord for the amount, if any, by which the total rent and all other payments herein provided for the unexpired balance of the Term exceed the net amount, if any, received by Landlord from such re-renting, being the gross amount so received by Landlord less the cost of repossession, re-renting, remodeling and other expenses.  Such sum or sums shall be paid by
                                                 Tenant in monthly installments on the first day of each month of the Term.
                                                 In no case shall Landlord be liable for failure to re-rent the Premises or collect the rental due under such re-renting.  If Landlord elects to terminate Tenant's right to possession without terminating the Lease,
                                                 Landlord shall have the right at any time thereafter to terminate this Lease, whereupon the foregoing provisions with respect to termination will thereafter apply.  If an Act of Default occurs or in case of any holding over or possession by Tenant of the Premises after the expiration or termination of this Lease, Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in connection therewith including, but not limited to, reasonable attorney's fees, court costs and related costs plus interest thereon at the then maximum legal rate from the date such costs are paid by
                                                 Landlord.  Actions by Landlord to collect amounts due from Tenant as provided in this Paragraph 31 may be brought at any time, and from time to time, on one or more occasions, without the necessity of Landlord's waiting until the termination of this Lease.

               SURRENDER                               32.  On the last day of the Term, or upon the earlier termination of this Lease, Tenant shall peaceably and quietly surrender the Premises to
                                                 Landlord, broom clean, in good order, repair and condition at least equal to the condition when delivered to Tenant, excepting only fair wear and tear resulting from normal use and damage by fire or other casualty covered by the
                                                 Insurance carried by Landlord.  Prior to the surrender of the Premises to
                                                 Landlord, Tenant, at its sole cost and expense, shall remove all liens and other encumbrances which may have resulted from the acts or omissions of
                                                 Tenant.  If Tenant fails to do any of the foregoing, Landlord, in addition to other remedies available to it at law or in equity, may, without notice, enter upon, reenter, possess and repossess itself thereof, by force, summary proceedings, ejectment, or otherwise, and may dispossess and remove Tenant and all persons and property from the Premises; and Tenant waives any and all damages or claims for damages as a result thereof.  Such dispossession and removal of Tenant shall not constitute a waiver by Landlord of any claims by
                                                 Landlord against Tenant.

                 HOLDING                               33.  If Tenant does not surrender possession of the Premises at the end
                    OVER                         of the Term, or upon earlier termination of this Lease, at the election of
                                                 Landlord, Tenant shall be a tenant-at-sufferance of Landlord and the Rent and other






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                                                 payments due during the period of such holdover shall be two times the amount set forth above in effect immediately prior to the end of the Term or termination of this Lease.

                     REMOVAL OF                        34.  Tenant shall retain the ownership of all movable equipment,
                       TENANT'S                  furniture, and supplies placed in or on the Premises by Tenant and shall have
                       PROPERTY                  the right to remove such movable equipment, furniture, and supplies prior to termination of this Lease provided that no Act of Default has been committed by Tenant which has not been fully cured in a manner acceptable to Landlord and further provided that Tenant repairs any injury to the Premises or the
                                                 Building resulting from such removal.  Unless Tenant has made prior arrangements with Landlord and Landlord has agreed in writing to permit
                                                 Tenant to leave such equipment, furniture or supplies on the Premises for an agreed period, if Tenant does not remove such movable equipment, furniture and supplies prior to such termination, then, in addition to its other remedies at law or in equity, Landlord shall have the right to have such items removed and stored and all damage to the Premises or Building resulting therefrom repaired at the cost of Tenant or elect that such movable equipment, furniture and supplies automatically become the property of the
                                                 Landlord upon termination of this Lease, and, in the latter case, Tenant shall not have any further right with respect thereto or for reimbursement therefor.

                          LIENS                        35.  Tenant shall not permit any mechanics', materialmen's or other liens to be fixed or placed against the Premises or the Building or the Land, and agrees immediately to discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanics', materialmen's or other lien which is allegedly fixed or placed against any of the foregoing.  In addition to and cumulative of Landlord's statutory lien.

                       INTEREST                        36.  All amounts of money payable by Tenant to Landlord under this
                                                 Lease, if not paid when due, shall bear interest from the date due until paid at the then maximum legal rate.

                     ASSIGNMENT                        37.  Landlord shall have the right to transfer and assign in whole or in
                 AND SUBLETTING                  part, by operation of law or otherwise, its rights and obligations hereunder whenever Landlord, in its sole judgment, deems it appropriate without any liability to Tenant and Tenant shall attorn to any party to which Landlord transfers the Building.  Tenant shall not assign or otherwise transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, or any interest herein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or permit any other party to occupy or use the Premises, or any portion thereof, without the express written consent of Landlord, which consent shall not be unreasonably withheld.  Any such consent by Landlord shall not release Tenant from any of
                                                 Tenant's obligations hereunder or be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person.  Subject to the foregoing, the rights and obligations of the parties hereunder shall inure to the benefit of and being binding on the parties hereto and their respective successors, assigns, heirs, and legal representatives.

                      MERGER OF                        38.  The voluntary or other surrender of this Lease by Tenant, or a
                        ESTATES                  mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of Tenant's interest in any or all such subleases or subtenancies.





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                    LANDLORD'S                         39.   Any provisions of this Lease to the contrary notwithstanding, Tenant
                     LIABILITY                   hereby agrees that no personal or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease.  The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of
                                                 Landlord in and to the Building.

                         LIGHT                         40.  Neither diminution nor shutting off of light or air or both nor any
                       AND AIR                   other effect on the Premises by any structure erected or condition now or hereafter existing on lands adjacent to the Building shall effect this Lease, abate Rent, or otherwise impose any liability on Landlord.

                  CONDEMNATION                         41.  If all or more than twenty-five percent (25%) of the interest in the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking.  If more than 25% of the interest in the Premises or if a substantial portion of the Building is so taken, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the
                                                 Premises by written notice to the other within thirty (30) days after the date of taking, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises or
                                                 Building taken shall be of such extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises or the balance of the
                                                 Premises remaining.  In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent and awards with respect thereto, except for an award, if any, specified by the condemning authority for any property that Tenant has the right to remove upon termination of this
                                                 Lease.  Tenant shall have no claim against Landlord for the value of any unexpired Term.  In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Rent thereafter to be paid shall be equitably reduced by being proportionately reduced as to the square footage so taken.

                 SUBORDINATION                         42.  The rights and interests of Tenant under this Lease and in and to the Premises shall be subject and subordinate to first deeds of trust, mortgages, and other security instruments and to all renewals, modifications, consolidations, replacements and extensions thereof (the "Security
                                                 Documents") heretofore or hereafter executed by Landlord covering the
                                                 Premises, the Building and the Land, or any parts thereof, to the same extent as if the Security Documents had been executed, delivered and recorded prior to the execution of this Lease.  After the delivery to Tenant of a notice from Landlord that it has entered into one or more Security Documents, then, during the term of such Security Documents, Tenant shall deliver to the holder or holders of all Security Documents a copy of all notices to Landlord and shall grant to such holder or holders the right to cure all defaults, if any, of Landlord hereunder within the same time period provided in this Lease for curing such defaults by Landlord and, except with the prior written consent of the holder of the Security Documents, shall not (i) amend this
                                                 Lease, (ii) surrender or terminate this Lease, except pursuant to a right to terminate expressly set forth in this Lease, or (iii) pay any Rent more than one month in advance or pay any Rent or other amounts payable hereunder other than in strict accordance with the terms hereof.  The provisions of this subsection shaft be self-operative and shall not require further agreement by
                                                 Tenant, however, at the request of Landlord, Tenant shall execute such further documents as may be





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                                                 required to evidence and set forth for the benefit of the holder of any
                                                 Security Documents the obligations of Tenant hereunder.  At any time and from time to time upon not less than ten (10) days' prior notice by Landlord,
                                                 Tenant shall execute, acknowledge and deliver to the Landlord a statement of the Tenant, in writing, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications, if any), and stating whether or not to the best knowledge of Tenant the Landlord is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge, it being intended that any such statement may be relied upon by any prospective purchaser, tenant, mortgagee or assignee of any mortgage of the Building or of the Landlord's interest therein.

                          LEGAL                        43.  This Lease and the rights and obligations of the parties hereto
                 INTERPRETATION                  shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.  The determination that one or more provisions of this
                                                 Lease is invalid, void, illegal or unenforceable shall not affect or invalidate the remainder.  All obligations of either party requiring any performance after the expiration of the Term shall survive the expiration of the Term and shall be fully enforceable in accordance with those provisions pertaining thereto.  If the rights of the Tenant hereunder are owned by two or more parties, or two or more parties are designated herein as Tenant, then all such parties shall be jointly and severally liable for the obligations of
                                                 Tenant hereunder.  Paragraph titles appearing in the margins are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease.

                         USE OF                        44.  Tenant shall not have the right to use the name SUGAR CREEK
                          NAMES                  NATIONAL BANK BUILDING except in connection with giving the address of
                                                 Tenant, and then such terms cannot be emphasized or displayed with more prominence than the rest of such address.  Landlord shall have the right to change the name of the Building whenever Landlord in its sole judgment deems appropriate without any consent of or liability to Tenant.

                          WHOLE                        45.  No oral statements or prior written material not specifically
                      AGREEMENT                  incorporated herein shall be of any force or effect.  Tenant agrees that in entering into and taking this Lease, it relies solely upon the representations and agreements contained in this Lease and no others.  This
                                                 Lease, including the Exhibits which are attached hereto and a part hereof for all purposes, constitutes the whole agreement of the parties and shall in no way be conditioned, modified or supplemented, except by a written agreement executed by and delivered to both parties.






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                                THENCE South 72 degrees 26'06" West, 31.26 feet
                                to a 3/4 inch iron rod in a curve concave to the West, a radial to said 4 inch iron rod bears North 85 degrees 13'09" East, 1,271.99 feet;

                                THENCE Northerly 9.70 feet along said 1,271.99 foot curve through a central angle of 00 degrees 26'13" to a 3/4 inch iron rod at a point of tangency;

                                THENCE North 5 degrees 13'03" West, 195.00 feet to a 3/4 inch iron rod set for corner, said corner being at the beginning of a curve concave to the West, a radial line to said corner bears North 84 degrees 46'56" East, 495.00 feet;

                                THENCE Northerly 20.43 feet along said 495.00 foot radius curve through a central angle of 02 degrees 21'54" to a 3/4 inch iron rod set for corner,

                                THENCE North 23 degrees 55'00" East, 18.66 feet to a 3/4 inch iron rod set for corner, said corner being a point in a curve concave South, a radial fine to said corner bears North 32 degrees 19'08" West, 334.94 feet;

                                THENCE Easterly, 165.38 feet along said 334.94 foot radius curve through a central angle of 28 degrees 17'25" to a 3/4 inch iron rod set for corner;

                                THENCE South 53 degrees 58'08" East, 15.89 feet to a 3/4 inch iron rod set for corner in the West right-of-way line of said Sugar Creek Boulevard, said corner being in a curve concave East, a radial line to said corner bears South 74 degrees 44'13" West, 1,221.28 feet;

                                THENCE Southerly, 570.42 feet coincident with Southwest right-of-way line of Sugar Creek Boulevard along said 1,221.28 foot radius curve, through a central angle of 26 degrees 45'40" to a 5/8 inch iron rod found for corner;

                                THENCE South 03 degrees 27'55" West, 56.45 feet coincident with a West line of said Parcel 128 to the PLACE OF BEGINNING, containing 4.4677 acres of land.

                                SAVE AND EXCEPT THE FOLLOWING DESCRIBED 0.8951 ACRE TRACT:

                                ALL that certain tract of land being 0.8951 acres, in that certain 110.95 acres tract described in deed to Jake Kamin, et al., dated the 18th day of January, 1971 and recorded in Volume 539 at Page 488, et seq., (Clerk's File Code 190280) of the Deed Records Fort Bend County, Texas, being also in that certain 21 acres tract described in deed to Sugar Creek Corporation dated the 31st day of August, 1976 and recorded in Volume 698 at Page 385, et seq., (Clerk's File Code 299678), Deed Records Fort Bend County, Texas, all of said 0.8951 acres tract being in the Brown and Belknap Survey, Abstract 15, Fort Bend County, Texas, being more particularly described as follows (all bearings are referenced to the Texas State Coordinate System, South Central Zone and a grid bearing of South 44 degrees 25'33" East from National Geodetic Survey Triangulation Station Stafford to Stafford Water Tank, all distances are horizontal surface distances);




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                                COMMENCING at the intersection of the center
                                line of Sugar Creek Boulevard, (a 150 feet wide connecting road between the Southwest Freeway and U.S. 90-A), and the Northwest right-of-way line of the Southwest Freeway, both roads being described as Parcel 128 in that certain deed to the State of Texas dated the 27th day of December, 1967 and recorded in Volume 497 at Page 26, et seq., (Clerk's File Code 167860 of the Deed Records of Fort Bend County, Texas (FDCDR). a radial line to said commencing point bears North 41 degrees 31'35" West, 3613.89 feet;

                                THENCE Southwesterly 115.92 feet, more or less, along said 3613.89 foot radius curve to a 3/4 inch iron rod set at a concrete monument a radial fine to said 3/4 inch iron rod bears North 43 degrees 21'51" West, 3613.89 feet;

                                THENCE North 3 degrees 27'55" East, 56.45 feet coincident with a Northwest line of said Parcel 128 to a 5/8 inch iron rod found at the beginning of a curve concave to the East, a radial line to said 5/8 inch iron rod bears South 47 degrees 58'33" West, 1221.28 feet;

                                THENCE Northerly 394.87 feet coincident with the West right-of-way line of Sugar Creek
                                Boulevard, along said 1221.28 feet radius curve, through a central angle of 18 degrees 3131" to a 3/4 inch iron rod set for corner to which a radial line bears South 66 degrees 30'04" West, 1221.28 feet, said corner being the PLACE OF BEGINNING of this description;

                                THENCE South 72'26'06' West, 228.35 feet to a 3/4 inch iron rod set for corner;

                                THENCE North 5 degrees 13'03" West, 155.95 feet parallel with and 50.00 feet east of a west fine of said 21 acres tract to a 3/4 inch iron rod set at the beginning of a curve concave to the west, a radial line to said 3/4 inch iron rod bears North 84 degrees 46'56" East, 495.00 feet;

                                THENCE Northerly 20.43 feet along said 495.00 foot radius curve, through a central angle of 2 degrees 21'54" to a 3/4 inch iron rod set for corner;

                                THENCE North 23 degrees 55'00" East, 18.66 feet to a 3/4 inch iron rod set for corner, said corner being a point in a curve concave South, a radial line to said corner bears North 32 degrees 19'08" West, 334.94 feet;

                                THENCE Easterly 165.38 feet along said 334.94 foot radius curve, through a central angle of 28 degrees 17'25" to a 3/4 inch iron rod set for corner;

                                THENCE South 53 degrees 58'08" East, 15.89 feet to a 3/4 inch iron rod set for corner in the West right-of-way line of said Sugar Creek Boulevard being in a curve concave to the East, a radial line to said corner bears South 74 degrees 44'13" West, 1,221.28 feet;

                                THENCE Southerly 175.55 feet coincident with the west right-of-way line of said Sugar Creek Boulevard, along said 1,221.28 foot radius curve, through a central angle of 8 degrees 14'09" to the PLACE OF BEGINNING, containing
                                0.8951 acres of land.




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

                                EXHIBIT B

                                DIAGRAM OF "TYPICAL FLOOR PLAN 3-9"

                 1.             Office Space
                 2.             Freight Elevator
                 3.             Electrical
                 4.             Mechanical
                 5.             Telephone
                 6.             Janitor
                 7.             Men
                 8.             Women





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
                                EXHIBIT C

                                BUILDING STANDARD IMPROVEMENTS

                                As used in this Lease, Building Standard Improvements shall refer to the following:

1.       660                    linear feet of partitioning, painted and in place. The partitions will be 3
         ---                    3/4" nominal thickness, consisting of two (2) 5/8" thick, full-height gypsum boards, attached to each side of 2 1/2" metal studs. Demising partitions will include batt-type insulation for sound insulation purposes.  One (1)
                                linear foot per twelve (12) square feet of Rentable Area.

2.       26                     doors:  Doors are to be full height solid core with non-glare laminate-clad
         --                     exterior finish.  One (1) entry door included with additional corridor doors as required by the Fire Code section of the applicable Building Code.
                                Interior doors equipped with passage sets.  Corridor doors furnished with heavy duty lockset and closers.  Door stops provided for all doors.  One (1)
                                door per three hundred (300) square feet of Rentable Area.

3.       99                     light fixtures:  Light Fixtures are recessed 2' x 4' ceiling mounted
         --                     parabolic fluorescent fixtures.  One (1) fixture per eighty (80) square feet of Rentable Area.

4.       66
         --                     electrical outlets:  Each convenience outlet to be wall-mounted at standard height.  One (1) duplex outlet per one hundred twenty (120) square feet of
                                Rentable Area.

5.       38                     telephone outlets:  Provisions for installation of telephone outlets to be
         --                     wall-mounted at standard height.  One (1) outlet per two hundred ten (210)
                                square feet of Rentable Area.

6.       Ceiling                Acoustical tile ceiling hung throughout Premises.

7.       Carpet                 Building Standard carpet provided throughout office areas.

8.       Window Covering        Building Standard window coverings on all exterior window openings.

9.       Heating,               Furnish and install Landlord's Building Standard air-conditioning system
         Ventilating            throughout the leased premises and Air Conditioning.
         and Air
         Conditioning

10       Automatic Fire         Furnish and install Building Standard automatic fire sprinkler system
         Sprinkler System       through out the leased premises, not to exceed one sprinkler head per one hundred forty-five (145) square feet of Rentable Area.





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
                                    EXHIBIT D

                                    CLEANING AND JANITORIAL SERVICES

   NIGHTLY                          1.  Empty, clean and damp dust all waste receptacles, wash as necessary.
  CLEANING                          2.  Empty and clean all ash trays.
                                    3.  Vacuum all rugs and carpeted areas.
                                    4.  Dust furniture, files, fixtures, etc.
                                    5.  Damp wipe and polish all glass furniture tops.
                                    6.  Remove finger marks and smudges from vertical surfaces.
                                    7.  Clean all water coolers.
                                    8.  Sweep all private stairways nightly, vacuum if carpeted.
                                    9.  Damp mop spillage in office and public areas as required.
                                    10  .Damp dust all telephones as necessary.

  WASH ROOMS                        1.  Damp mop, rinse and dry floors nightly.
  (NIGHTLY)                         2.  Scrub floors as necessary.
                                    3.  Clean all mirrors, bright work and enameled surfaces nightly.
                                    4.  Wash and disinfect all fixtures.
                                    5.  Damp wipe and disinfect all partitions, tile walls, etc.
                                    6.  Empty and sanitize all receptacles.
                                    7.  Fill toilet tissue, soap, towel, and sanitary napkin dispensers.
                                    8.  Clean flushometers and other metal work.
                                    9.  Wash and polish all wall partitions, tile walls and enamel surfaces from trim to floor monthly.
                                    10. Vacuum all louvers, ventilating grilles and dust light fixtures monthly.

  FLOORS                            1.  Ceramic tile, marble and terrazzo floors to be swept and buffed nightly and washed or scrubbed as necessary.
                                    2.  Vinyl asbestos floors and bases to be swept nightly.
                                    3.  Tile floors to be waxed and buffed monthly.
                                    4.  All carpeted areas and rugs to be vacuum cleaned nightly.
                                    5.  Carpet shampooing will be performed at Tenant's request and billed to Tenant.

  GLASS                             1.  Clean all perimeter windows quarterly, inside and outside.
                                    2.  Clean glass entrance doors and adjacent glass panels nightly.
                                    3.  Clean partition glass and interior glass doors quarterly.

  HAND DUSTING                      1.  Dust and wipe clean all closet shelving when empty.

  (QUARTERLY)                       2.  Dust all picture frames, charts, graphs, etc.
                                    3.  Dust clean all vertical surfaces.
                                    4.  Damp dust all ceiling air conditioning diffusers.
                                    5.  Dust the exterior surfaces of lighting fixtures.

  DAY SERVICE                       1.  Check men's washrooms for toilet tissue replacement.
                                    2.  Check ladies' washrooms for toilet tissue and sanitary napkin replacements.
                                    3.  Supply toilet tissue, soap and towels in men's and ladies' washrooms.

Anything hereinabove to the contrary notwithstanding, it is understood that no services of the character provided for in this
Exhibit shall be per- formed on Saturdays, Sundays or Holidays defined in this Lease.

                               EXHIBIT E

                               RULES AND REGULATIONS OF BUILDING

           RULES AND           1. Landlord will provide and maintain a directory for all tenants of the
         REGULATIONS              Building.  No signs, advertisements or notices visible to the general public shall be permitted within the Building unless first approved in writing by Landlord.

                               2. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from the leased premises and for going from one to another part of the Building.


                               3. Corridor doors, when not in use, shall be kept closed.

                               4. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein.  Damage resulting to any such fixtures or appliances from misuse by a tenant shall be paid by tenant.

                               5. Landlord shall provide all locks for doors into each tenant's leased area, and no tenant shall place any additional lock or locks on any door in its leased area without Landlord's prior written consent.  Two keys for each lock on the doors in each tenant's leased area shall be finished by Landlord.  Additional keys shall be made available to tenants at tenant's cost.  Tenants shall not have any duplicate keys made except by
                                  Landlord.

                               6. Electric current shall not be used for cooking, or heating without
                                  Landlord's prior written permission.

                               7. All tenants will refer all contractors, contractors' representatives and installation technicians who are to perform any work within the Building to Landlord for Landlord's supervision, approval and control before the performance of any such work.  This provision shall apply to all work performed in the Building including, but not limited to installation of telephones, medical type equipment, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

                               8. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any heavy equipment, bulky material or merchandise shall be performed only in such manner, during such hours and using such elevators and passageways as the Building Manager may designate and approve in advance and, if reasonable, necessary or appropriate in view of all the circumstances, then only upon having been scheduled in advance with the Building Manager.

                               9. The location, weight and supporting devices for any medical type equipment, safes and other heavy equipment shall in all cases be approved by
                                  Landlord prior to initial installation or relocation.

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

                   10.      No portion of any tenant's leased area shall at any time be used for cooking, sleeping or lodging quarters.  No birds, animals or pets of any type, with the exception of guide dogs accompanying visually handicapped persons, shall be brought into or kept in, on or about
                            Tenant's leased area.

                   11.      Tenants shall not make or permit any loud or improper noises in the
                            Building or otherwise interfere in any way with other tenants or persons having business with them.

                   12.      Each tenant shall endeavor to keep its leased area neat and clean.
                            Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways, nor shall tenants place any trash receptacles in these areas.

                   13.      Tenants shall not employ any person for the purpose of cleaning other than the authorized cleaning and maintenance personnel for the
                            Building unless otherwise approved in writing by Landlord.

                   14.      To insure orderly operation of the Building, Landlord reserves the right to approve all concessionaires, vending machine operators or other distributors of cold drinks, coffee, food or other
                            concessions, water, towels or newspapers.

                   15.      Landlord shall not be responsible to the tenants, their agents, patients, employees or invitees for any loss of money, jewelry or other personal property from the leased premises or public areas or for any damages to any property therein from any cause whatsoever whether such loss or damage occurs when an area is locked against entry or not.

                   16.      Tenants shall exercise reasonable precautions in protection of their personal property from loss or damage by keeping doors to unattended areas locked.  Tenants shall also report any thefts or losses to the
                            Building Manager and security personnel as soon as reasonably possible after discovery and shall also notify the Building Manager and security personnel of the presence of any persons whose conduct is suspicious or causes a disturbance.

                   17.      Tenants, their employees, patients, guests and invitees may be
                            Called upon to show suitable identification and sign a building register when entering or leaving the Building at times other than normal Building operating hours, and all tenants shall cooperate fully with Building personnel in complying with such requirements.

                   18.      Tenants shall not solicit from or circulate advertising material among other tenants of the Building except through the regular use of the U.S. Postal Service.  Tenants shall notify the Building
                            Manager or the Building personnel promptly if it comes to their attention that any unauthorized persons are soliciting from or causing annoyance to tenants, their employees, guests or invitees.

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



                   19.      Landlord reserves the right to deny entrance to the Building or remove any person or persons from the Building in any case where the conduct of such person or persons involves a hazard or nuisance to any tenant of the Building or to the public or in the event or other emergency, riot, civil commotion or similar disturbance involving risk to the Building, tenants or the general public.

                   20.      Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Building.  Landlord shall adjust thermostats as required to maintain the Building at standard temperature.

                   21.      All requests for overtime air conditioning or heating must be submitted in writing to the Building management office by 2:00 p.m.
                            on the day desired for weekday requests, by 2:00 p.m. Friday for weekend requests, and by 2:00 p.m. on the preceding-business day for holiday requests.

                   22.      No flammable or explosive fluids or materials shall be kept or used within the Budding except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

                   23.      Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

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

                                  SERVICES PROVIDED BY LANDLORD


                                  Janitorial service five days per week,
                                  including vacuuming and spot cleaning of floors, dusting, trash collecting and general cleaning to maintain a first-class standard.

                                  All utilities, excluding that for computer equipment and other machines of high electrical consumption characteristics.

                                  Taxes and insurance.

                                  Light tube replacement and ballast
                                  replacement and fixture cleaning for Building Standard fixtures.

                                  All Building Standard air-conditioning and
                                   heating equipment maintenance.

                                  All Building Standard electrical, mechanical or plumbing maintenance.

                                  Rest room supplies including paper towels and soap.

                                  Window cleaning.

                                  Landscape and parking area cleaning and
                                  maintenance.

                                  On-site maintenance man.





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

                                  RENTABLE AREA


                                  The Rentable Area for a full floor of the Building shall be the area bounded by the exterior Budding walls (measured to the interior surface of the glass windows on such floors that do not have balconies, and on such floors that have balconies, to the interior surface of the balcony wall) including the area used for elevator lobbies, corridors, special stairways, rest rooms, atriums, mechanical rooms, telephone closets, and the structural columns of the Building and all vertical penetrations for the special use of Tenant but excluding the area used for Building stairs, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts and with respect to the second floor of the Building, one-half (1 1/2) of the Bank Atrium footage (deemed to be 2,200 square feet).
                                  The Rentable Area for the Premises shall be the total Rentable Area calculated for the floor or floors to be occupied by Tenant or where only a portion of a floor is to be occupied, the Rentable Area. for the Premises shall be the area calculated within the boundaries defined by any exterior Building walls bounding the Premises (measured to the interior surface of the glass windows or the interior surface of the balcony wall, as the case may be), the center line of any common walls separating the Premises from area leased or to be leased to other tenants and the exterior of any walls separating the Premises from any public corridors or other public or common areas on such floors plus a pro rata portion of the area used for elevator lobbies, corridors, rest rooms, atriums, mechanical rooms and telephone closets.





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

                                  WORK LETTER AGREEMENT



                                  MEDICAL SOLUTIONS, INC.
                                  10039 BISSONNET, SUITE 230
                                  HOUSTON, TEXAS 77036-7838

                                  Re:      Lease Agreement ("Lease") dated
                                  August ___, 1992, relating to 7,929 square feet of Rentable Area on the eighth floor of the SUGAR CREEK NATIONAL BANK BUILDING.**

                                  Gentlemen:

                                     You (hereinafter referred to as the
                                  "Tenant") and the undersigned (hereinafter referred to as the "Landlord") are executing, simultaneously with this letter agreement, a written lease covering the space referred to above, as more particularly described in said Lease (therein and hereinafter called the "Premises").

                                     To induce Landlord and Tenant to enter
                                  into said Lease (which is hereby incorporated by reference to the extent that the provisions of this letter agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

                                  1. Landlord agrees to provide, by Landlord's designated Architect and/or Engineer, and at Landlord's sole cost and expense, the following Building Standard architectural and mechanical drawings and specifications (hereinafter referred to as the "Initial Plans"), to be drawn for the Premises on Tenant's behalf:

                                      (a)  Completed, finished and detailed
                                           architectural drawings for Tenant's
                                           partition layout, reflected ceiling,
                                           telephone and electrical outlets,
                                           and for the work to be done by
                                           Landlord under Paragraph 2 hereof,

                                      (b)  Completed Building Standard plans
                                           where necessary for installation of
                                           air- conditioning, outlets and
                                           registers, heating and electrical
                                           facilities for the work to be done
                                           by Landlord under Paragraph 2
                                           hereof.

                                      Any redrawing occasioned by Tenant after his prior approval of the Initial Plans and any changes in the Initial Plans requested thereafter shall be at Tenant's sole cost and expense. M such plans are expressly subject to Landlord's prior written approval, which Landlord covenants it will not unreasonably withhold or delay.

                                      Tenant covenants and agrees to furnish to Landlord all information necessary for the preparation of the Initial Plans on or before July 30, 1992, who will, within thirty (30) days therefrom, complete said plans and submit to Tenant for approval or disapproval. Tenant will inform


-------------------
*Landlord agrees to provide turnkey construction and or modification of Suite 850 per plan prepared by Charles morgan, dated June 19, 1992, as initialed and approved by Tenant and Landlord.


                                                                       INITIAL
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

                                      Landlord of this approval or any
                                      corrections of said plans within ten (10) days after receipt thereof by Tenant. Landlord, at its sole cost and expense, will cause said plans to be filed with the appropriate government agencies in such form (building notice, alteration or other form) as may be required. If Tenant shall desire any additional or non-standard work, over and above that specified below in Paragraph 2, to be perform d in the Premises by Landlord or by Tenant, Tenant shall cause similar plans and specifications for such work to be drawn at Tenant's sole expense, either by arranging therefor with Landlord's Architect and/or Engineer, or by consultants of its own selection. All such plans and specifications for additional or nonstandard work shall be submitted to Landlord with Tenant's approved and/or corrected Initial Plans (hereinafter referred to as the "Final Plan") for Landlord's review and approval. Landlord reserves the right to give directives to Tenant's Architect or Engineer, at Tenant's expense, for the purpose of insuring that such additional or non-standard work conforms to the Building Standards. Landlord covenants it will not unreasonably withhold or delay such review.

                                  2.  Landlord agrees to perform, at its sole
                                      cost and expense, the following work in
                                      the Premises, said work to be commenced
                                      after Tenant has approved the Initial
                                      Plans:

                                      (a)  PARTITIONING
                                           Furnish and install Landlord's
                                           Building Standard partitioning in
                                           place in a ratio of one (1) linear
                                           foot per each twelve (12) square
                                           feet of Rentable Area.

                                      (b)  PAINTING
                                           Paint the non-glazed portion of the
                                           exterior walls and all Building
                                           Standard demising and interior
                                           partitions in Landlord's Building
                                           Standard grade of enamel latex paint
                                           with one (1) primer and one (1)
                                           finish coat.

                                      (c)  DOORS, FRAMES AND HARDWARE
                                           Furnish and install Landlord's
                                           Building Standard full-height solid
                                           core doors and door frames in a
                                           ratio of one (1) door per each three
                                           hundred (300) square feet of
                                           Rentable Area, including corridor
                                           doors required by the applicable
                                           Building or Fire Codes.  Interior
                                           doors to have Building Standard
                                           passage set hardware and corridor
                                           doors to have Building Standard lock
                                           sets.

                                      (d)  ELECTRICAL OUTLETS
                                           Furnish and install Landlord's
                                           Building Standard wall-mounted
                                           duplex 110 volt receptacles in the
                                           ratio of one (1) per each one
                                           hundred twenty (120) square feet of
                                           Rentable Area.

                                      (e)  TELEPHONE OUTLETS
                                           Provide for the installation of
                                           building Standard wall-mounted
                                           telephone outlets in the ratio of
                                           one (1) per each two hundred ten
                                           (210) square feet of Rentable Area.





                                                                       INITIAL
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

                            (f)  LIGHT FIXTURES
                                 Furnish and install Landlord's Building
                                 Standard 2' x 4' recessed parabolic
                                 fluorescent fixtures in the ratio of
                                 one (1) per each eighty (80) square
                                 feet of Rentable Area.

                            (g)  LIGHT SWITCHES
                                 Furnish and install Landlord's Building
                                 Standard wall switches in the ratio
                                 of one (1) switch per each corridor
                                 door.

                            (h)  AUTOMATIC FIRE SPRINKLER SYSTEM
                                 Furnish and install Building Standard
                                 automatic fire sprinkler system
                                 throughout the leased premises, not
                                 to exceed one (1) sprinkler head per
                                 one hundred forty-five (145) square
                                 feet of Rentable Area.

                            (i)  CEILING
                                 Furnish and install Landlord's Building
                                 Standard acoustical hung ceiling
                                 throughout.

                            (j)  CARPET AND COVE BASE
                                 Furnish and install Landlord's Building
                                 Standard carpeting throughout office
                                 areas.

                            (k)  WINDOW COVERING
                                 Furnish and install Landlord's Building
                                 Standard window coverings on all
                                 exterior windows.

                            (1)  HEATING, VENTILATING AND AIR
                                 CONDITIONING
                                 Furnish and install Landlord's Building
                                 Standard air-conditioning system
                                 throughout the leased Premises.

                            (m)  GRAPHICS
                                 Furnish and install Landlord's Building
                                 Standard entry door graphics and
                                 directory board strips.

                        3. If Landlord agrees to perform at Tenant's request, and upon submission by Tenant of necessary plans and specifications, any additional or non-standard work over and above that specified in Paragraph 2 hereof and associated architectural and engineering fees, if any, such work shall be performed by Landlord, at Tenant's sole expense, as a Tenant extra. Prior to commencing any such work requested by Tenant, Landlord will submit to Tenant written estimates of the cost of any such work as indicated on the Final Plan. If Tenant shall fail to approve or disapprove any such estimate within one
                            (1) week from the date of submission
                            thereof by Landlord, then Landlord shall be authorized to proceed thereon. Tenant agrees to pay Landlord, promptly upon being billed therefor, the cost of all such work, together with twenty percent (20%) of the cost for Landlord's overhead; Tenant agrees that in the event of default of payment thereof, Landlord shall (in addition to all other remedies) have the same rights as in the event of default of payment of rent under said Lease.

                        4.  It is agreed that, notwithstanding the
                            date provided in said Lease for the
                            commencement thereof, Tenant's obligation for the payment of rental thereunder shall not commence until Landlord has substantially completed




                                                             INITIAL
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

                                      all work to be performed by Landlord as
                                      hereinabove set forth in Paragraph 2;
                                      provided, however, that if Landlord shall be delayed in substantially completing said work as a result of:

                                      (a)  Tenant's failure to timely furnish
                                           Landlord with the information
                                           required to prepare the Initial
                                           Plans, or the failure of Tenant to
                                           timely approve the Initial Plans, or
                                           Final Plans; or

                                      (b)  Tenant's request for materials,
                                           finishes or installations other than
                                           Landlord's Building Standard; or

                                      (c)  Tenant's changes in the Initial
                                           Plans, or Final Plans; or

                                      (d)  The performance and/or completion of
                                           said work by a person, firm or
                                           corporation employed by Tenant; then
                                           the commencement of the term of said
                                           Lease and the payment of rent
                                           thereunder shall be accelerated by
                                           the number of days of such delay.

                                      In addition, if Tenant fails to supply to Landlord any of the above specified information within twenty (20) days after the dates so specified, Landlord may, at its option, declare a default under said Lease and exercise any of Landlord's remedies for default thereunder, including terminating said Lease. If Landlord so terminates said Lease, Tenant shall pay Landlord for all expenses incurred by Landlord in preparing the Initial Plans, and/or Final Plan, or in preparing the premises for occupancy by Tenant.

                                  5.  Landlord will permit Tenant and its
                                      agents reasonable access to the Premises during normal working hours prior to the date specified for the commencement of Tenant's occupancy under said Lease, in order that Tenant may perform through its own contractors such work and decorations as Tenant may desire at the time that Landlord's contractors are working in the Premises. The foregoing license to enter prior to the commencement of the Lease term, however, is conditioned upon Tenant's workmen and mechanics working in harmony and not interfering with the labor employed by Landlord, Landlord's mechanics or contractors or by any ocher Tenant or their contractor. Such license is further conditioned upon Workmen's Compensation and public liability insurance and property damage insurance, all in amounts and with companies and on forms satisfactory to Landlord, being provided and at all times maintained by Tenant's contractors, engaged in the performance of the work, and certificates of such insurance being furnished to Landlord prior to proceeding with the work. If at any time such entry shall cause disharmony or interference with Landlord's mechanics or contractors, this license may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant. Such entry shall be deemed to be subject to all of the terms, covenants, provisions and conditions of said Lease except as to the covenant to pay Rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to Tenant, its employees, contractors, agents, workmen and mechanics, or any one-or more of them, or to any of Tenant's decorations or installations so made prior to commencement of the term of the Lease, the same being solely at Tenant's risk and Tenant hereby agrees to indemnify and hold Landlord harmless from any and all claims therefor or arising therefrom.





                                                                       INITIAL
                                                                       -------
                                                                       -------
                                                                       -------

                                  6.  Landlord shall cause the repair or
                                      replacement of any defects in material or workmanship in the Landlord Improvements and Tenant Improvements, if any, installed by Landlord if Landlord receives written notification of such defect from Tenant within the period of one (1) year after the date of substantial completion of the Building. Tenant's sole and exclusive remedy against Landlord shall be for the repair and replacement of defects of material and workmanship as provided herein, and Landlord shall not be responsible for any defect of any nature in the Landlord or Tenant Improvements installed by Landlord of which Landlord is not so notified within such one (1) year period.
                                      LANDLORD MAKES NO WARRANTIES, EXPRESS OR
                                      IMPLIED, INCLUDING BUT NOT LIMITED TO
                                      IMPLIED WARRANTIES OF MERCHANTABILITY AND
                                      FITNESS FOR A PARTICULAR PURPOSE, IN
                                      CONNECTION WITH LANDLORD IMPROVEMENTS OR
                                      TENANT IMPROVEMENTS EXCEPT THE WARRANTIES
                                      EXPRESSLY SET FORTH IN TIES SECTION 6.
                                      TENANT'S SOLE REMEDY FOR THE BREACH OF
                                      ANY APPLICABLE WARRANTY SHALL BE THE
                                      REMEDY SET FORTH IN THIS SECTION 6.
                                      Tenant agrees that no other remedy,
                                      including without limitation incidental
                                      or consequential damages for lost
                                      profits, injury to person or property, or any other incidental or consequent loss shall be available to Tenant.

                                        If the foregoing correctly sets forth
                                        our understanding, kindly acknowledge
                                        your approval in the space provided
                                        below for that purpose.

                                        Yours very truly,
                                        SUGAR LAND PLAZA
                                        BUILDING CORPORATION

                                        By:      /S/
                                           -----------------------------------
                                                     "LANDLORD"



                                           AGREED to and ACCEPTED

                                        this 7th day of August, 1992.


                                        By:      /S/
                                           -----------------------------------
                                                         "TENANT"


                                        MEDICAL SOLUTIONS, INC.


                                        By:  Richard M. Dortch, President
                                             (Name and Title of person
                                             executing for Tenant)



                                                                       INITIAL
                                                                       -------
                                                                       -------
                                                                       -------

    Diagram of "Sugar Creek National Bank Bldg" floor plan by Medical Solutions, Inc.

                                                                            P-64





                                                                       INITIAL
                                                                       -------
                                                                       -------
                                                                       -------

                              EXHIBIT A

                              DESCRIPTION OF THE LAND


                              All that certain tract of land being 4.4677 acres, in that certain 110.95 acres tract described in deed to Jake Kamin, et al., dated the 18th day of January, 1971, and recorded in Volume 539 at Page 488, et seq. (Clerk's File Code 190280) of the Deed Records of Fort Bend County, Texas, being also in that certain 21 acres tract described in deed to Sugar Creek Corporation dated the 31st day of August, 1976, and recorded in Volume 698 at Page 385, et seq. (Clerk's File Code 299678), Deed Records Fort Bend County, Texas, all of said
                              4.4677 acres tract being in the Brown and Belknap Survey, Abstract 15, Fort Bend County, Texas, being more particularly described as follows: (all bearings are referenced to the Texas State Coordinate System, South Central Zone and a grid bearing of South 44 degrees 25'33" East from National Geodetic Survey Triangulation Station Stafford to Stafford Water Tank, all distances are horizontal surface distances);

                              COMMENCING at the intersection of centerline of Sugar Creek Boulevard, (a 150 feet wide connecting road between the Southwest Freeway and U.S. 90-A), and the Northwest right-of- way line of the Southwest Freeway, both roads being described as Parcel 128 in that certain deed to the State of Texas dated the 27th day of December, 1967, and recorded in Volume 497 at Page 26, et seq., (Clerk's File Code 167860 of the Deed Records of Fort Bend County, Texas, FBCDR), said commencing point being in a curve concave Southeast to which a radial line to said point bears North 41 degrees '31'35" West, 3,613.89 feet;

                              THENCE Southwesterly 115.92 feet, more or less, along said curve through a central angle of 01 degrees 50'16" to a 3/4 inch iron rod set at a concrete monument found being the PLACE OF BEGINNING of this description, a radial line to said 3/4 inch iron rod bears North 43 degrees 21'51" West, 3,613.89 feet.

                              THENCE Southwesterly 264.52 feet coincident with Northwest right-of-way line of Southwest Freeway, along said curve through a central angle of 04 degrees 11'38" to a 5/8 inch iron rod found for corner;

                              THENCE South 85 degrees 35'10" West, 29.14 feet to a 5/8 inch iron rod found for corner, said corner being a point in a curve concave Southwest, a radial line to said corner bears North 40 degrees 13'00" East, 1,555.00 feet;

                              THENCE Northwesterly, 268.99 feet along said curve through a central angle of 09 degrees 54'40" to a 3/4 inch iron rod set for corner, said corner being a point in a curve concave West, a radial line to said corner bears South 80 degrees 59'34" East, 1,271.99 feet;

                              THENCE Northerly, 109.50 feet along said 1,271.99 foot curve through a central angle of 4 degrees 55'57" to a 3/4 inch iron rod set for corner;

                              THENCE North 42 degrees 26'06" East, 103.21 feet to an "X" set in concrete for corner;

                              THENCE North 17 degrees 33'54" West, 136.00 feet to an "X" set in concrete for corner;





                                                                       INITIAL
                                                                       -------
                                                                       -------
                                                                       -------

                      SUGAR CREEK NATIONAL BANK BUILDING

                      LETTER AGREEMENT FOR LEASE PARKING

                            MEDICAL SOLUTIONS, INC.


THIS AGREEMENT is made and entered into effective as of October 1, 1992, by and between MEDICAL SOLUTIONS, INC. (the "Tenant") and SUGAR LAND PLAZA BUILDING CORPORATION (the "Landlord"), a Texas corporation.

Landlord agrees to initially furnish Tenant with Sixteen (16) parking spaces at no charge, except State Sales Tax of $40.60 per month on implied value of parking ($560.00) per month, for a period of time concurrent with the term of the above-captioned Lease Agreement effective date October 1, 1992. The spaces will be as follows:

         ________ Reserved covered parking space(s) at the prevailing rate, which is $70.00 per space per month, plus State Sales Tax.

           16     Covered parking space(s) at the prevailing rate, which is
         $35.00 per space per month, plus State Sales Tax.

         ________ Uncovered parking space(s) at the prevailing rate, which is currently $20.00 per space per month, plus State Sales Tax.

Landlord and Tenant agree to execute additional Agreements, from time to time, during the term of this Lease Agreement, if additional parking spaces are needed.


SUGAR LAND PLAZA BUILDING                        MEDICAL SOLUTIONS, INC.
     CORPORATION

By:               /S/                            By:                /S/
   -----------------------------------               ------------------------
   Don L. Russell, President                         Rick Dortch





ONE SUGAR CREEK CENTER BOULEVARD, SUITE 820  SUGAR LAND, TX  77478  713/242-3700

                       SUGAR CREEK NATIONAL BANK BUILDING

                             FIRST AMENDMENT TO THE
                       LETTER AGREEMENT FOR LEASE PARKING

                            MEDICAL SOLUTIONS, INC.


THIS AGREEMENT is made and entered into effective as of February 4, 1993, by and between MEDICAL SOLUTIONS, INC. (the "Tenant") and SUGAR LAND PLAZA BUILDING CORPORATION (the "Landlord"), a Texas corporation.

Landlord agrees to furnish Tenant with one (1) additional covered parking space, at the rate indicated below, for a period of time concurrent with the term of the above captioned Lease Agreement effective date August 7, 1992. The space will be as follows:

         ________ Reserved covered parking space(s) at the prevailing rate, which is $70.00 per space per month, plus State Sales Tax.

             1    Covered parking space(s) at the prevailing rate, which is
         $35.00 per space per month, plus State Sales Tax.

         ________ Uncovered parking space(s) at the prevailing rate, which is currently $20.00 per space per month, plus State Sales Tax.

Landlord and Tenant agree to execute additional Agreements, from time to time, during the term of this Lease Agreement, if additional parking spaces are needed.



SUGAR LAND PLAZA BUILDING                            MEDICAL SOLUTIONS, INC.
     CORPORATION

By:               /S/                                By:                /S/
   -----------------------------------                   ----------------------
   Don L. Russell, President                             Rick Dortch





ONE SUGAR CREEK CENTER BOULEVARD, SUITE 820  SUGAR LAND, TX  77478  713/242-3700

                       SUGAR CREEK NATIONAL BANK BUILDING

                            SECOND AMENDMENT TO THE
                       LETTER AGREEMENT FOR LEASE PARKING

                            MEDICAL SOLUTIONS, INC.


THIS AGREEMENT is made and entered -into effective as of February 15, 1993, by and between MEDICAL SOLUTIONS, INC. (the "Tenant") and SUGAR LAND PLAZA BUILDING CORPORATION (the "Landlord"), a Texas corporation.

Landlord agrees to furnish Tenant with one (1) additional covered parking space, at the rate indicated below, for a period of time concurrent with the term of the above captioned Lease Agreement effective date August 7, 1992. The space will be as follows:

         ________ Reserved covered parking space(s) at the prevailing rate, which is $70.00 per space per month, plus State Sales Tax.

             1    Covered parking space(s) at the prevailing rate, which is
         $35.00 per space per month, plus State Sales Tax.

         ________ Uncovered parking space(s) at the prevailing rate, which is currently $20.00 per space per month, plus State Sales Tax.

Landlord and Tenant agree to execute additional Agreements, from time to time, during the term of this Lease Agreement, if additional parking spaces are needed.


SUGAR LAND PLAZA BUILDING                            MEDICAL SOLUTIONS, INC.
     CORPORATION

By:              /S/                                 By:         /S/
   -----------------------------------                    --------------------
   Don L. Russell, President                              Rick Dortch



ONE SUGAR CREEK CENTER BOULEVARD, SUITE 820  SUGAR LAND, TX  77478  713/242-3700

                       SUGAR CREEK NATIONAL BANK BUILDING

                             THIRD AMENDMENT TO THE
                       LETTER AGREEMENT FOR LEASE PARKING

                            MEDICAL SOLUTIONS, INC.




THIS AGREEMENT is made and entered into effective as of May 3, 1993, by and between MEDICAL SOLUTIONS, INC. (tire "Tenant") and SUGAR LAND PLAZA BUILDING CORPORATION (the "Landlord"), a Texas corporation.

Landlord agrees to furnish Tenant with two (2) additional covered parking space
(s) , at the rate indicated below, f or a period of time concurrent with the term of the above captioned Lease Agreement effective date August 7, 1992. The space(s) will be as follows:

         ________ Reserved covered parking space(s) at the prevailing rate, which is $70.00 per space per month, plus State Sales Tax.

             2    Covered parking space(s) at the prevailing rate, which is
         $35.00 per space per month, plus State Sales Tax.

         ________ Uncovered parking space(s) at the prevailing rate, which is currently $20.00 per space per month, plus State Sales Tax.

Landlord and Tenant agree to execute additional Agreements, from time to time, during the term of this Lease Agreement, if additional parking spaces are needed.


SUGAR LAND PLAZA BUILDING                             MEDICAL SOLUTIONS, INC.
     CORPORATION

By:               /S/                                 By:          /S/
   -----------------------------------                     --------------------
   Don L. Russell, President                               Rick Dortch




ONE SUGAR CREEK CENTER BOULEVARD, SUITE 820  SUGAR LAND, TX  77478  713/242-3700

                       FIRST AMENDMENT TO LEASE AGREEMENT


         THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is executed as of September 29, 1995, by and between BROOKDALE INVESTORS, L.P., a Delaware limited partnership (the "Landlord"), and DEZINE HEALTHCARE SOLUTIONS, INC., a South Carolina corporation (the "Tenant").

                                    RECITALS

         WHEREAS, Medical Solutions, Inc. (the "Prior Tenant") and Sugar Land Plaza Building Corporation (the "Prior Landlord") entered into that certain Lease Agreement dated as of August 7, 1992, and that certain Letter Agreement for Lease Parking dated as of October 1, 1992, as amended by First Amendment to Letter Agreement for Lease Parking, Second Amendment to the Letter Agreement for Lease Parking and the Third Amendment to Letter Agreement for Lease Parking dated as of February 4, 1993, February 15, 1993 and May 3, 1993, respectively, and the Work Letter Agreement dated as of August 7, 1992 (the Lease Agreement, the Letter Agreement for Parking as so amended, and the Work Letter Agreement are collectively referred to herein as "Lease");

         WHEREAS, Landlord has succeeded to the Prior Landlord's rights, title and interest as the "Landlord" under the Lease and Tenant has succeeded to the Prior Tenant's right, title and interest as the "Tenant" under the Lease;

         WHEREAS, Landlord and Tenant desire to amend the Lease as herein provided;

                                  WITNESSETH:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

         1. Defined Terms. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Lease. From and after October 1, 1995 (the "Effective Date"), the term "Base Operating Expenses" means Operating Expenses for calendar year 1995 (the "Base Year"). From and after the Effective Date, the term "Operating Period" means each twelve (12) calendar month period beginning on January I and ending on December 31 of such year occurring during the Term, beginning with calendar year 1996, which will be the first Operating Period. From and after the Effective Date, the term "Tenant's Pro Rata Share" means the percentage calculated by dividing the Rentable Area of the Premises (numerator) by the Rentable Area of the Building (denominator), and expressing the fraction as a percentage. The Rentable Area of the Building is hereby modified and restated as approximately 197,048 square feet.

         2. Term; Renewal Option. Subject to and upon the conditions set forth in the Lease, as amended by this Amendment, the Term shall be extended from the Effective Date to end on September 30, 2000. Tenant shall not have the Renewal Option for three (3) years as set forth in the Lease, which is hereby deleted in its entirety. However. as long as Tenant is not in default under the Lease, Tenant is granted the option to renew the Term as to the entire Premises for one successive period (the "Renewal Term") of sixty (60) months to commence as of October 1, 2000. Tenant shall exercise its option to renew by delivering written notice thereof to Landlord on or before March 31, 2000. Tenant's failure to exercise timely the renewal option for any reason whatsoever shall conclusively be deemed a waiver of such renewal option. Any such renewal of the Lease shall be upon the same terms and conditions of the Lease, except (a) the Rent during the Renewal Term shall be based on the Fair Market Rental Rate (as hereinafter defined) for the Premises as of the commencement of the Renewal Term, (b) Tenant shall have no option to renew this Lease beyond the expiration of the Renewal Term, and (c) the leasehold improvements in the Premises will be provided to Tenant in their then existing "AS-IS, WHERE-IS" and "WITH ALL FAULTS" condition at the time the Renewal Term commences, excepting only latent defects. In addition, Tenant's renewal option set forth in this paragraph shall be subject and subordinate to the preexisting renewal, expansion, right of refusal and similar options with respect to the Premises held by Comerica Bank.

As used herein, the term "Fair Market Rental Rate" shall mean the annual rental rates then being charged for comparable space within comparable buildings located in the far southwest Houston/Sugar Land area, taking into consideration use, location and/or floor level; size of the space in question; whether the rate is "gross" or net" of operating expenses; leasehold improvements (existing or to be provided) and/or allowances therefor provided; quality, age and location of the space and building; any other rental concessions such as abatements or lease assumptions; the time the particular rate under consideration became effective; and the time the rate to be determined will become effective. It is agreed that bona fide written offers to lease the relevant space made to Landlord by third parties (at arm's-length) may be used by Landlord as an indication of Fair Market Rental Rate.

3. Rent. From and after the Effective Date, Tenant shall pay the Rent based upon the following chart:

                                          Rent Per Square           Monthly                Annual
Time Period                               Foot Per Annum          Rent Payment           Rent Payment
-----------                               --------------          ------------           ------------
October 1, 1995 - September 30, 2000      $14.25                  $9,415.69              $112,988.25

The Rent shall be made in equal monthly installments on the first day of each month as provided in the Lease.

         4. Additional Rent. If the Operating Expenses for any Operating Period exceed the Base Operating Expenses (any such excess being known collectively as the "Expense Increase"), then Tenant agrees to pay Landlord as additional rent (the "Additional Rent") Tenant's Pro Rata Share of the Expense Increase, provided, however, that for Operating Expenses other than for Taxes, insurance. utilities and the minimum wage component of janitorial expenses, Tenant shall not be obligated to pay for the portion of an Expense Increase which in the aggregate with any previous Expense Increase exceeds a seven (7%) percent per annum cumulative increase over the Base Year. For purposes of calculating the Operating Expenses hereunder, the Operating Expenses and the Base Operating Expenses shall be grossed up to a ninety-five (95%) percent occupancy level as the Operating Expenses are grossed up to a ninety-five (95%) percent occupancy level in Section 8 of the Lease.

         5. Operating Expenses. In addition to the exclusions listed in Paragraph 8 of the Lease, the term "Operating Expenses" shall not include the following: (vii) expenses incurred in leasing to or procuring of tenants;
(viii) advertising expenses; (ix) expenses for the renovation of space for new tenants; (x) interest or principal payment on any mortgage or other indebtedness of Landlord; (xi) compensation paid to any employee of Landlord above the grade of senior property or project manager and any depreciation allowance or expenses; and (xii) repairs, restoration, or other work occasioned by fire, wind, the elements, or other casualty to the extent of any amounts recovered under any insurance policy maintained by Landlord with respect thereto.

         6. Leasehold Improvements. Tenant acknowledges and agrees that Landlord has performed all leasehold improvement work that Landlord previously agreed to perform under the Lease. Tenant acknowledges and agrees that Tenant has accepted the Premises and the Building in their "AS IS, WHERE IS," and "WITH ALL FAULTS" condition, excepting only latent defects. From and after the Effective Date, Landlord will provide a renovation allowance (the "First Allowance") for Tenant equal to $2.00 per square foot of Rentable Area in the Premises (estimated to equal $15,858), which shall be used by Tenant for renovations to the Premises. Additionally, in the event Tenant does not exercise the Termination Option (as defined below), Landlord shall provide to Tenant at Tenant's request at any time after the Termination Date (as hereinafter defined) a renovation allowance (the "Second Allowance") for Tenant equal to $1.00 per square foot of Rentable Area in the Premises (estimated to equal $7,929), which allowance shall be used by Tenant for renovations to the Premises. Tenant can only receive the First Allowance prior to December 3 1, 1995; however, any unused portion of the First Allowance can be at Tenant's request deferred and added to the Second Allowance. Tenant shall not be entitled to use any portion of the Second Allowance or any remaining portion of the First Allowance after December 31, 1998. Subject to the time limitations listed in this Section, Landlord will pay such sums to Tenant for renovations performed to the Premises within twenty (20) days of written request therefor provided by Tenant, together with the invoices for the renovation work performed.

         7. Termination Option. Tenant is hereby granted the option (the "Termination Option") to terminate this Lease effective as of September 30, 1998 (the "Termination Date"), by delivering written notice exercising such option to Landlord on or before March 31, 1998 (the "Termination Notice Date"), and by paying to Landlord, on or before the Termination Notice Date, a termination payment (the "Termination Payment") equal to $5.86 per square foot of Rentable Area in the Premises (estimated to equal $46,464). In the event Tenant exercises the Termination Option and makes the Termination Payment to Landlord as provided above, this Lease shall each terminate as of the Termination Date and no further obligations shall thereafter accrue to the benefit of either party under this Lease, except as expressly provided to the contrary under the Lease. Notwithstanding anything to the contrary set forth in this Section, Tenant shall not be permitted to exercise the Termination Option if, at the time of such exercise, there exists and is continuing a default by Tenant under the Lease.

         8. Right of Refusal. The right of refusal granted to Tenant in Paragraph 3 of the Lease is hereby deleted in its entirety. In lieu thereof, Landlord hereby grants to Tenant a right of refusal to include under this Lease all or any portion of the space adjoining the Leased Premises on the 8th Floor of the Building and known as Suite 815 (the "ROR Space") upon the terms and conditions set forth in this Section. Tenant's right of refusal shall be continuous and shall be superior to the renewal option of the current tenants of the ROR Space, Reed and Terry, but shall be subject and subordinate to the renewal options, expansion options, rights of refusal or similar rights now held by Comerica Bank (the "Superior Tenant").

         Whenever Landlord shall notify any Superior Tenant that any portion of the ROR Space is available for lease by it under such Superior Tenant's option or rights, Landlord shall send a copy of said notice to Tenant and from and after the date any such tenants involved give written notice to Landlord that they elect not to lease any relevant space out of the ROR Space, or if no such rights then exist in favor of any Superior Tenant, then from and after the date on which the tenant occupying all or any portions of any ROR Space gives written notice to Landlord that it is vacating said floor or portion or fails to exercise any right of renewal, and if this Lease is then in full force and effect and Tenant is not then in default of any of its covenants contained in this Lease, Landlord shall offer to Tenant in writing (the "ROR Notice") the right to include said space under this Lease upon the same terms and conditions set forth herein, except that: (a) the Base Rental for any such space shall be the Fair Market Rental Rate at the time said portion is to be made a part of the Premises; (b) Tenant may not assign this right of refusal except to a permitted assignee of all of Tenant's rights under this Lease; (c) the leasehold improvements will be provided in their then existing "as is" condition at the time said space is made available to Tenant; (d) any leasehold improvement allowance agreed to by Tenant and Landlord as part of the Fair Market Rental Rate shall be provided by Landlord to Tenant to cover costs incurred by Tenant in connection with leasehold improvements made by Tenant to the ROR Space, as such costs are incurred; and (e) notwithstanding anything herein to the contrary, the term for any ROR Space added to this Lease pursuant to this right of refusal shall terminate when the Term of this Lease for the Premises terminates or expires. Accordingly, Tenant shall renew the Term of this Lease as to each ROR Space whenever Tenant renews the Term of this Lease as to the remainder of the Premises, upon the same terms and conditions set forth in the Lease with respect to such renewal option. Notwithstanding any provisions hereof to the contrary, in no event shall this Lease continue in force and effect as to any ROR Space beyond the termination or expiration of this Lease as to the remainder of the Premises.

         Tenant shall exercise its right of refusal, if at all, within fifteen
(15) days after the Notice is received by Tenant; provided, however, Tenant agrees to use reasonable efforts to respond in as short a time period as the circumstances dictate (e.g., if a tenant abandons its premises without notice to Landlord). Tenant's obligation to pay Rent for such space shall commence on the earlier to occur of (A) the date that Tenant takes occupancy of the ROR Space for purposes of conducting its business therein or (B) forty-five (45) days following the later to occur of (i) the date the prior, tenant vacates such space and said space is made available to Tenant in the condition described in (c) above or (ii) the date when Tenant exercises its right of refusal.

         9. Parking. From and after the Effective Date to the end of the initial Term, Landlord agrees to furnish Tenant without charge twenty-seven
(27) unreserved parking spaces in the garage on the Land on an unassigned, first-come first-serve basis with the other tenants of the Building (the "Parking"). During the Renewal Term, Landlord agrees to furnish Tenant with the Parking and Tenant agrees to pay Landlord for such parking the market rate per space then being charged therefor by Landlord as of the commencement of the Renewal Term. Landlord's previous obligation under the Lease to provide parking spaces to Tenant shall terminate as of the Effective Date. Tenant agrees to use all such parking privileges in accordance with any and all rules and regulations established by Landlord or the operator of the garage for the operation and use of such garage.

         10. Landlord's Services. Paragraph 13 of the Lease is hereby amended as follows:

                 - Landlordto provide non-exclusive operatorless passenger elevator service seven (7) days per week and 24 hours per day and non-exclusive operatorless freight elevator service during normal business hours; provided, that Landlord may reasonably limit the number of elevators in operation on weekdays after normal business hours, and on Saturdays, Sundays and Holidays.

                 - Should the interruption of use of any equipment or services as described in Paragraph 13 of the Lease (as modified hereby) continue for more than three (3) consecutive business days after Landlord's receipt of Tenant's notice of such interruption, Tenant shall have the right to abate Rent payments as of the commencement of the next day following the expiration of such three
                      (3) consecutive business day period, but only to the extent (and during the period) that the Premises are untenantable for Tenant's customary usage of the same and are not actually used by Tenant for such purpose. Should such interruption of services continue for sixty (60) consecutive days (or for such longer period of time as long as Landlord is diligently and continuously pursuing the restoration of such services, but in no event for more than one hundred twenty (120) consecutive days from the interruption of such services), Tenant shall have the right to terminate the Lease. Notwithstanding the foregoing. such abatement and termination rights shall only apply to an interruption of services that is not the result of a casualty; any such cessation or interruption as a result of a casualty shall be governed by the provisions of the Lease relating to such casualty.

         11. Landlord's Access. Paragraph 20 of the Lease is hereby amended to provide that Landlord's right to enter the Premises to show the Premises to prospective new tenants shall be permitted only during the six (6) months prior to lease expiration.

         12. Landlord's Insurance. The insurance to be maintained by Landlord pursuant to the first sentence of Paragraph 21 of the Lease is hereby modified to provide that such insurance shall represent one hundred percent (100%) of the replacement value of the Building and Building Standard Improvements.

         13. Fire and Other Casualty. The following statement beginning on the 23rd line of Paragraph 22 of the Lease is hereby deleted: " . . . and except that the term shall be extended by a length of time equal to the period beginning on the date of such damage or destruction and ending upon completion of such restorations or replacements."

         14. Indemnity. The following shall be added at the end of Paragraph 24 of the Lease: Except for the claims, rights of recovery and causes of action that Tenant has released and waived pursuant to Paragraph 23 hereof, and except as such obligations and liabilities of Landlord and rights of Tenant are otherwise limited or modified herein, Landlord hereby indemnities and holds Tenant harmless from and against any and all claims arising (a) from Landlord's negligence in the operation of the Building and (b) from and against a breach by Landlord (after notice and opportunity to cure as set forth in Paragraph 28 of the Lease) of any obligation on Landlord's part to be performed under the terms of this Lease, and from and against all damages, losses, costs, attorney's fees, expenses and liabilities incurred in or related to any such claim or any action or proceeding brought thereon. Notwithstanding the foregoing, Tenant waives any right it may have to indirect, circumstantial, consequential, exemplary or punitive damages against Landlord for any breach of the Lease by Landlord or relating to any claim that Tenant may have against Landlord relating to or arising out of the Lease or Tenant's occupancy of the Building.

         15. Notice. For all purposes under the Lease, as amended by this Amendment, notices for Landlord shall be delivered to Landlord at the following address:

         Brookdale Investors, L.P.
         3343 Peachtree Road NE, Suite 510
         Atlanta, Georgia 30326.

         Notice for Tenant shall be delivered to Tenant at the following address:

         Dezine Healthcare Solutions, Inc.
         758 State Highway 18, Suite 110
         East Brunswick, New Jersey 08810
         Attention:  David Pfiel

         with a copy (which shall not constitute as notice) to:

         Blue Cross Blue Shield
         1-20 at Alpine Road
         Columbia, South Carolina 29219-0001
         Attention:  General Counsel

         16. Act of Default. Clause (i) of Paragraph 30 of the Lease is hereby modified to provide: "(i) failure of Tenant to pay when due any Rent or other amount required to be paid under this Lease; provided, that the first two
(2) such failures to pay on such due date shall not constitute an Act of Default as long as such failure to pay does not continue for five (5) days following the date such payments are due under the Lease, but after such two
(2) grace periods have been used by Tenant, all future payments must be received on the due date therefor or such failure shall constitute an Act of Default." Clause (viii) of Paragraph 30 of the Lease is hereby deleted in its entirety.

         17. Holding Over. The words " . . . two times . . . " on Line 4 of Paragraph 33 of the Lease are hereby deleted and replaced with ". . . one and one-half times (150%) the amount set forth above in effect immediately prior to the end of the Tern or termination of this Lease for the first thirty
(30) days following such end or termination, and thereafter one and three-fourths times (175%) . . . "

         18. Interest. Paragraph 36 of the Lease is hereby deleted and replaced with the following: "All Rent and other sums of money due and payable by Tenant to Landlord shall be paid at the times and in the manner provided in this Lease without demand, deduction, abatement, setoff, counterclaim or prior notice. All Rent under this Lease shall bear interest from the date due until paid at the lesser of eighteen percent (18%) or the maximum nonusurious rate of interest then permitted by the applicable laws of the State of Texas or the United States of America, whichever shall permit the higher nonusurious rate, and to the extent that the maximum nonusurious rate is determined by reference to the laws of the State of Texas, such rate shall be the indicated rate ceiling (as defined and described in Texas Revised Civil Statutes, Art. 5069-1.04 as amended) at the applicable time and effect until paid, such interest being in addition to any other rights and remedies which Landlord may have with regard to the failure of Tenant to make any such payments under this Lease."

         19. Legal Description. Tenant and Landlord acknowledge and agree that the parties erroneously attached the wrong legal description for the Land as Exhibit A to the Lease. Exhibit A to the Lease is deleted in its entirety and replaced with Exhibit A to this Amendment.

         20. Rules and Regulations (Exhibit E). The use of microwave ovens are hereby excepted from Paragraphs 6 and 10 of Exhibit E to the Lease.

         21. Independent Covenants. The obligation of Tenant to pay Rent and other monetary obligations provided to be paid by Tenant under the Lease and the obligation of Tenant to perform Tenant's other covenants and duties under the Lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under the Lease, save and except only when an abatement thereof or reduction therein is expressly provided for in the Lease and not otherwise. Notwithstanding any of the other terms or provisions of the Lease and notwithstanding any other circumstances whatsoever, it is the intent and agreement of Landlord and Tenant that so long as Tenant has not been wrongfully evicted from the Premises, the doctrine of independent covenants shall apply in all matters relating to the Lease including, without limitation, the obligation of Landlord to perform Landlord's covenants under the Lease, as well as the obligation of Tenant to pay Rent and all other monetary obligations of Tenant and perform Tenant's other covenants, duties and obligations under the Lease.

         22. No Default. To the best of Tenant's knowledge, no default exists under the Lease and Tenant has no current claims or rights of offset against Landlord under the Lease.

         23. Full Force. Except as expressly provided in this Amendment, the terms and provisions in the Lease (including without limitation the obligation of Tenant to pay Rent and additional rent under the Lease prior to the Effective Date provided in this Amendment) remains in full force and effect. This Amendment sets forth the entire agreement between the parties with respect to the matter set forth herein; no additional oral or written representations or agreements have been made.

         This Amendment has been executed as of the date set forth above.

                                           TENANT:

                                           DEZINE HEALTHCARE SOLUTIONS, INC.,
                                           a South Carolina corporation


                                           By:        /S/
                                                -------------------------
                                           Name: John P. Sessions
                                                ----------------
                                           Title:   Vice President
                                                 -----------------


                                           LANDLORD:

                                           BROOKDALE INVESTORS, L.P.,
                                           a Delaware limited partnership

                                           By:BROOKDALE PARTNERS, LLC,
                                              a Georgia limited liability
                                              company, its sole General Partners


                                           By:        /S/
                                                -------------------------
                                                Fred H. Henritze, its Manager

                                  EXHIBIT "A"
                                       TO
                       FIRST AMENDMENT TO LEASE AGREEMENT

                          (LEGAL DESCRIPTION OF LAND)


ALL that certain 4.4677 acres tract of land out of Commercial Reserve "G" out of SUGAR CREEK CENTER, a plat of subdivision recorded on Slides 595-B, 596-A, and 596-B of the Plat Records of Fort Bend County, Texas, all being in the Brown & Belknap League, Abstract 15, Fort Bend County, Texas, said 4.4677 acres tract being more particularly described as follows (all bearings are referenced to the Texas State Coordinate System, South Central Zone, and a grid bearing of South 44o25'33" East from the National Geodetic Survey triangulation station "Stafford" to the Stafford water tower, all distances are horizontal surface distances):

BEGINNING at a 5/8-inch iron rod found at the most southwesterly cutback corner at the intersection of the West right- of-way line of Sugar Creek Boulevard (also known as Spur 41, a 150-foot wide right-of-way) and the Northwest right-of- way line of the Southwest Freeway (also known as U.S. Highway 59, a right-of-way of varying width), to which a radial line to said 5/8-inch iron rod bears North 43o21'5 1 " West, 3,613.89 feet;

THENCE southwesterly, 264.52 feet coincident with the Northwest right-of-way line of said Southwest Freeway and said 3,613.89-foot radius curve, through a central angle of 04o11'38", to a 5/8-inch iron rod found for corner at the most southeasterly cutback corner at the intersection of the Northwest right-of-way line of said Southwest Freeway and the Northeast right-of-way line of Sugar Creek Center Boulevard, a 150-foot wide right-of-way;

THENCE North 85o35'10" West, 29.14 feet coincident with said cutback line to a 5/8-inch iron rod found for corner in the Northeast right-of-way line of said Sugar Creek Center Boulevard, said 5/8-inch iron rod being in a curve concave Southwest to which a radial line bears North 40o1 3'00" East, 1,555.00 feet;

THENCE northwesterly, 268.99 feet coincident with the Northeast right-of-way line of said Sugar Creek Center Boulevard and said 1,555.00-foot radius curve, through a central angle of 09o54'40", to an "X" found in concrete for corner, said "X" being in a curve concave West to which a radial line bears South 80o59'34" East, 1,271.99 feet, said "X" also being the most westerly corner of said Commercial Reserve "G" of said SUGAR CREEK CENTER;

THENCE northerly, 109.50 feet coincident with the most westerly line of said Commercial Reserve "G" and said 1,271.99- foot radius curve, through a central angle of 04 degrees 55'57", to a railroad spike found in asphalt for corner;

THENCE North 42 degrees 26'06" East, 103.21 feet to a 5/8-inch iron rod set for corner;

THENCE North 17 degrees 33'54" West, 136.00 feet to a 5/8-inch iron rod set for corner;

THENCE South 72 degrees 26'06" West, 31.26 feet to a 5/8-inch iron rod found for corner in the most westerly line of said Commercial Reserve "G" of said SUGAR CREEK CENTER, said 5/8-inch iron rod being in a curve concave West, to which a radial line to said 5/8-inch iron rod bears North 85' 13'09" East, 1,271.99 feet;

THENCE northerly, 9.70 feet coincident with said westerly line of said Commercial Reserve "G" and said 1,271.99-foot radius curve, through a central angle of 00 degrees 26'13", to a 5/8-inch iron rod set at the point of tangency;

THENCE North 05 degrees 13'03" West, 195.00 feet coincident with said westerly line of said Commercial Reserve "G" to a 5/8-inch iron rod set for corner at the beginning of a 495.00-foot radius curve concave West;

THENCE northerly, 20.43 feet along said 495.00-foot radius curve through a central angle of 02o21'54" to a 5/8-inch iron rod set for corner;

THENCE North 23 degrees 55'00" East, 18.66 feet to a 5/8-inch iron rod set for corner in a curve concave South, to which a radial line bears North 32o19'08" West, 334.94 feet, said curve being 20.00 feet South of and concentric with the South right-of-way line of Parklane Boulevard, an 80-foot wide right-of-way;

THENCE easterly, 165.38 feet along said 334.94-foot radius curve, through a central angle of 28 degrees 17'25" to a 3/4-inch iron rod found for corner;

THENCE South 53 degrees 58'08" East, 15.89 feet to a 5/8-inch iron rod set for corner in said West right-of-way line of said Sugar Creek Boulevard, a curve concave East, to which a radial line to said 5/8-inch iron rod bears South 74o44'1 3 West, 1,221.28 feet;

THENCE southerly, 570.42 feet coincident with the West right-of-way line of said Sugar Creek Boulevard and said 1,221.28-foot radius curve, through a central angle of 26 degrees 45'40" to a 5/8-inch iron rod found for corner;

THENCE South 03 degrees 27'55" West, 56.45 feet to the POINT OF BEGINNING, containing 4.4677 acres of land, more or less.


                                                   ---------------------------------------------------
                                                                    "Landlord"

                                                   DON L. RUSSELL
                                                   -------------------------------------------

                                                   PRESIDENT
                                                   ---------------------------------------------------
                                                                    Title

                   ATTEST: (FOR TENANT
                          IF APPLICABLE)           MEDICAL SOLUTIONS, INC.
                                                   ----------------------------------
                                                                    (Name of Tenant)

                                                   By
         ----------------------------------          -------------------------------------------------
                                                                    "Tenant"



                                                   RICHARD M. DORTCH, PRESIDENT
                                                   ----------------------------------
                                                   (Name & Title of person executing for Tenant)


                          CORPORATE SEAL           10039 Bissonnett, Suite 230
                          (IF APPLICABLE)          Houston, Texas  77036-7838
                                                   ---------------------------------------------------
                                                            (Tenant's address prior to
                                                                    occupancy)


Signature page to Lease dated  August, 1992 covering  7,929 square feet of Rentable Area on the
Eighth floor of SUGAR CREEK NATIONAL BUILDING, Sugar Land, Fort Bend County, Texas.





                                      -3-